As filed with the Securities and Exchange Commission on September 28, 1995
                                     Registration Nos. 33-66712,  811-7932

                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                 FORM N-1A

                            REGISTRATION STATEMENT
                       UNDER THE SECURITIES ACT OF 1933         [X]
                         Post-Effective Amendment No. 7         [X]
                                    and
                           REGISTRATION STATEMENT
                 UNDER THE INVESTMENT COMPANY ACT OF 1940       [X]
                               Amendment No. 9                  [X]

                LINDNER DIVIDEND FUND, LINDNER GROWTH FUND
                LINDNER BULWARK FUND, LINDNER UTILITY FUND,
       LINDNER/RYBACK SMALL-CAP FUND and LINDNER INTERNATIONAL FUND
                                    of
                            LINDNER INVESTMENTS
            (Exact Name of Registrant as Specified in Charter)

                        7711 Carondelet, Suite 700
                        St. Louis, Missouri  63105
                  (Address of Principal Executive Office)

                              (314) 727-5305
            Registrant's Telephone Number, Including Area Code

                         Eric E. Ryback, President
                       Ryback Management Corporation
                        7711 Carondelet, Suite 700
                        St. Louis, Missouri  63105
                  (Name and Address of Agent for Service)

                                 Copy to:
                            Paul R. Rentenbach
                            Dykema Gossett PLLC
                          400 Renaissance Center
                          Detroit, Michigan 48243

It is proposed that this filing will become effective (check appropriate box):

[ ]  Immediately upon filing pursuant to Rule 485(b), or
[X]  On October 1, 1995 pursuant to Rule 485(b), or
[ ]  60 days after filing pursuant to Rule 485(a), or
[ ]  On November 1, 1994 pursuant to Rule 485(a).

The Registrant has previously registered an indefinite number of shares pursuant to Rule 24f-2 under the Investment Company Act of 1940. The Registrant filed its Rule 24f-2 Notice for the fiscal year ended June 30, 1995, on August 16, 1995.

                           Cross Reference Sheet
                          Pursuant to Rule 481(a)

Form N-1A Part A Item                           Location in Prospectus

Item 1.  Cover Page............................ Cover Page
Item 2.  Synopsis.............................. Fund Expenses
Item 3.  Condensed Financial Information....... Financial Highlights;
                                                Fund Expenses; Performance
Item 4.  General Description of Registrant..... Lindner Investments;
                                                Investment Objectives;
                                                Risk Factors
Item 5.  Management of the Fund................ Management of the Trust
Item 5a. Management's Discussion of Fund
            Performance........................ Performance
Item 6.  Capital Stock and Other Securities.... Dividends, Distributions and
                                                Taxes; Purchase of Shares
                                                and Shareholder Inquiries;
                                                Redemption of Shares; Other
                                                Information
Item 7.  Purchase of Securities Being Offered.. Purchase of Shares and
                                                Shareholder Inquiries;
                                                Pricing of Shares for
                                                Purchase or Redemption;
                                                Automatic Investment Plan;
                                                Systematic Withdrawal Plan;
                                                Individual Retirement
                                                Accounts
Item 8.  Redemption or Repurchase.............. Redemption of Shares;
                                                Systematic Withdrawal Plan
Item 9.  Pending Legal Proceedings............. Not Applicable

                                               Location in Statement of
Form N-1A Part B Item                          Additional Information

Item 10.  Cover Page.......................... Cover Page
Item 11.  Table of Contents................... Table of Contents
Item 12.  General Information and History..... Not Applicable
Item 13.  Investment Objectives and Policies.. Investment Objectives and
                                               Policies
Item 14.  Management of the Fund.............. Management of the Trust
Item 15.  Control Persons and Principal
              Holders of Securities........... Control Persons and
                                               Principal Holders of
                                               Securities
Item 16.  Investment Advisory and Other
             Services......................... Investment Advisory and
                                               Other Services
Item 17.  Brokerage Allocation and Other
             Practices........................ Brokerage Allocation
Item 18.  Capital Stock and Other Securities.. Not Applicable
Item 19.  Purchase, Redemption and Pricing
            of Securities Being Offered....... Purchase, Redemption and
                                               Pricing of Securities
Item 20.  Tax Status.......................... Not Applicable

Item 21.  Underwriters........................ Not Applicable
Item 22.  Calculation of Performance Data..... Additional Performance
                                               Information
Item 23.  Financial Statements................ Financial Statements

Form N-1A Part C

Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Post-Effective Amendment to the Registration Statement.

THIS PROSPECTUS SETS FORTH CONCISELY INFORMATION ABOUT EACH SERIES OF LINDNER INVESTMENTS WHICH A PROSPECTIVE INVESTOR SHOULD KNOW BEFORE INVESTING. IT IS IMPORTANT THAT YOU READ IT CAREFULLY BEFORE YOU TO DECIDE TO INVEST. THIS PROSPECTUS SHOULD BE RETAINED FOR FUTURE REFERENCE.

    A STATEMENT OF ADDITIONAL INFORMATION ABOUT EACH SERIES OF LINDNER INVESTMENTS DATED OCTOBER 1, 1995 HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS INCORPORATED INTO THIS PROSPECTUS BY REFERENCE. A COPY OF THE STATEMENT OF ADDITIONAL INFORMATION IS AVAILABLE WITHOUT CHARGE, UPON REQUEST TO THE ADDRESS OR TELEPHONE NUMBER LISTED BELOW.


                           LINDNER INVESTMENTS:

            LINDNER DIVIDEND FUND          LINDNER BULWARK FUND
             LINDNER GROWTH FUND       LINDNER/RYBACK SMALL-CAP FUND
            LINDNER UTILITY FUND         LINDNER INTERNATIONAL FUND

                           7711 Carondelet Ave.
                              P.O. Box 11208
                        St. Louis, Missouri  63105
                              (314) 727-5305

Lindner Investments (the "Trust") is a no-load, open-end management investment company presently consisting of two series whose primary investment objective is the production of current income-- Lindner Dividend Fund and Lindner Utility Fund, and four series whose primary investment objective is capital appreciation--Lindner Growth Fund, Lindner Bulwark Fund, Lindner/Ryback Small-Cap Fund and Lindner International Fund (individually a "Fund" and collectively the "Funds"). See "Investment Objectives" and "Investment Restrictions," herein, for more detailed information. EACH FUND MAY INVEST ITS ASSETS IN HIGH YIELD, HIGH RISK, DOWN-GRADED DEBT SECURITIES COMMONLY REFERRED TO AS "JUNK BONDS." IN ADDITION, LINDNER GROWTH FUND AND LINDNER BULWARK FUND MAY BORROW FOR INVESTMENT PURPOSES, WITHIN PRESCRIBED LIMITS. There is no assurance that each Fund's objectives will be met or that there will not be losses in any given investment. Each Fund is managed by Ryback Management Corporation (the "Adviser" or "Ryback Management") and represents a separate investment portfolio with its own investment policies and objectives. The Trust may offer additional series in order to meet a range of investment needs. Any additional series of the Trust will also represent a separate investment portfolio with its own investment policies and objectives.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                     PROSPECTUS DATED OCTOBER 1, 1995

                             TABLE OF CONTENTS
                                                                 Page
Fund Expenses  . . . . . . . . . . . . . . . . . . . . . . . .    3
Financial Highlights . . . . . . . . . . . . . . . . . . . . .    4
Lindner Investments  . . . . . . . . . . . . . . . . . . . . .    8
Investment Objectives  . . . . . . . . . . . . . . . . . . . .    8
Investment Restrictions  . . . . . . . . . . . . . . . . . . .   14
Risk Factors . . . . . . . . . . . . . . . . . . . . . . . . .   16
Management of the Trust  . . . . . . . . . . . . . . . . . . .   25
Dividends, Distribution and Taxes  . . . . . . . . . . . . . .   28
Withholding Certification  . . . . . . . . . . . . . . . . . .   30
Purchase of Shares and Shareholder Inquiries . . . . . . . . .   30
Redemption of Shares . . . . . . . . . . . . . . . . . . . . .   32
Pricing of Shares for Purchase or Redemption . . . . . . . . .   35
Exchanging an Investment from One Fund to Another  . . . . . .   36
Automatic Investment Plan  . . . . . . . . . . . . . . . . . .   37
Payroll Deduction  . . . . . . . . . . . . . . . . . . . . . .   37
Systematic Withdrawal Plan . . . . . . . . . . . . . . . . . .   37
Individual Retirement Accounts . . . . . . . . . . . . . . . .   38
Performance  . . . . . . . . . . . . . . . . . . . . . . . . .   39
Other Information  . . . . . . . . . . . . . . . . . . . . . .   41
Counsel  . . . . . . . . . . . . . . . . . . . . . . . . . . .   42
Appendix - Description of Bond Ratings . . . . . . . . . . . .   43


LINDNER DIVIDEND FUND is a diversified fund whose investment objective is the production of current income through investments in common stocks, convertible and non-convertible preferred stocks, corporate bonds and debt securities issued or guaranteed by the United States that provide a yield higher than that paid on either the Standard & Poor's Composite Average of 500 stocks or on passbook savings accounts. Capital appreciation is a secondary objective of the Dividend Fund.

LINDNER GROWTH FUND is a diversified fund whose investment objective is long term capital appreciation through investments in common stocks or securities convertible into common stocks. The production of current income is a secondary objective of the Growth Fund.

LINDNER UTILITY FUND is a diversified fund whose investment objective is the production of current income through investments in securities of domestic and foreign public utility companies. Capital appreciation is a secondary objective of the Utility Fund.

LINDNER BULWARK FUND is a non-diversified fund whose investment objective is capital appreciation through investments in undervalued securities and precious metal investments that are believed to have demonstrated a record of capital preservation during periods of economic distress. The Bulwark Fund will select investments which have historically maintained their value when fixed income and equity markets are generally declining. The production of current income is a secondary objective of the Bulwark Fund.

LINDNER/RYBACK SMALL-CAP FUND is a diversified fund whose investment objective is capital appreciation. The production of current income is a secondary objective of the Small-Cap Fund. In furtherance of these objectives, the Small-Cap Fund will invest substantially all its assets in common stocks or securities convertible into common stocks, and will invest at least 65% of its total assets in companies with a market capitalization of not more than $750 million.

LINDNER INTERNATIONAL FUND is a diversified fund whose investment objective is capital appreciation through investments in common stocks and securities convertible into or exchangeable for common stocks of companies that are organized and have their principal business activities and interests outside the United States. The International Fund will ordinarily invest at least 65% of its total assets in such securities, and intends to be widely diversified across securities of many corporations located in three or more foreign countries. The production of current income is a secondary objective of the International Fund.

                               FUND EXPENSES

Lindner Investments (the "Trust") will offer shares in the Funds to investors on a no-load basis, without any front-end or back-end sales commission, without any 12b-1 plan charges, and without any redemption fee.

                     Shareholder Transaction Expenses
   (Applicable to each series of shares offered by Lindner Investments)

Maximum sales load imposed on purchases . . . . . . . . . . . .   NONE
Maximum sales load imposed on reinvested dividends  . . . . . .   NONE
Deferred sales load . . . . . . . . . . . . . . . . . . . . . .   NONE
Redemption fee  . . . . . . . . . . . . . . . . . . . . . . . .   NONE
Exchange fee. . . . . . . . . . . . . . . . . . . . . . . . . .   NONE
Wire transfer fee (per requested transaction,
       subject to change based upon charges incurred
       or levied by the Fund's Custodian for outgoing
       wires) (see "Purchase of Shares and Shareholder
       Inquiries" and "Redemption of Shares") . . . . . . . . .    $10

                      Annual Fund Operating Expenses
                  (as a percentage of average net assets)
                                                                   Total
                                                                   Fund
                               Management    12b-1    Other    Operating
                                 Fees        Fee    Expenses  Expenses
                               ----------   -----   --------   ---------
Lindner Dividend Fund             0.52%       None     0.09%      0.61%
Lindner Growth Fund               0.43%       None     0.11%      0.54%
Lindner Utility Fund              0.69%       None     0.35%      1.04%
Lindner Bulwark Fund              0.99%       None     0.28%      1.27%
Linder/Ryback Small-Cap Fund      0.70%       None     0.95%      1.65%
Lindner International Fund<F1>    1.00%       None     0.40%      1.40%

<F1> Commenced operations January 1, 1995.  Amounts shown are estimates.

Example

       You would pay the following expenses on a $1,000 investment, assuming a 5% annual return, with or without redemption at the end of each time period:

                               1 year     3 years   5 years   10 years
                               ------     -------   -------   --------
Lindner Dividend Fund            $ 6        $20       $34       $ 76
Lindner Growth Fund              $ 6        $17       $30       $ 68
Lindner Utility Fund             $11        $33       $57       $127
Lindner Bulwark Fund             $13        $40       $70       $153
Lindner/Ryback Small-Cap Fund    $17        $52       $90       $195
Lindner International Fund       $14        $44       $77       $168

The purpose of the above table is to assist investors in understanding the various costs and expenses that an investor in each Fund will bear, directly or indirectly. For a more complete discussion of the expenses connected with an investment in each Fund and the services provided to the Funds, see "Management of the Funds." THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF THE PAST OR FUTURE PERFORMANCE OR EXPENSES OF ANY FUND. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                           FINANCIAL HIGHLIGHTS
              (for a share outstanding throughout the period)

   The information contained in the tables below for the fiscal year ended June 30, 1995, has been audited by Deloitte & Touche LLP, independent auditors, whose unqualified report appears in the Lindner Investments Annual Report to Shareholders for the fiscal year ended June 30, 1995. This information should be read in conjunction with each Fund's audited financial statements, and the notes relating thereto, appearing in such Annual Report, which are incorporated by reference into the Statement of Additional Information. A copy of such Annual Report may be obtained upon request.

                           LINDNER DIVIDEND FUND<F1>
                                                                                                       Four
                                                                                                      Months
                                                                                                       Ended
                                                  Period Ended February 28(29)                        June 30
                                1987    1988    1989    1990    1991    1992  1993<F2>  1994    1995   1995
Income (Loss) from
Investment Operations:
  Net Asset Value Beginning
    of Period                  $24.90  $24.49  $21.19  $23.17  $22.69  $21.56  $24.27  $27.01 $27.63 $24.96
  Net Investment Income          1.85    1.68    1.71    2.02    1.92    2.15    1.72    1.88   1.93   0.95
  Net Realized and Unrealized
    Gains (Losses) on Invest-
    ments                        3.17   (1.95)   1.65   (0.30)  (1.17)   2.55    2.98    1.06  (2.13)  1.05
  Total from Investment
    Operations                   5.02   (0.27)   3.36    1.72    0.75    4.70    4.70    2.94   0.20   2.00
Distributions:
  Dividends from Net Invest-
    ment Income                  2.17    1.87    1.32    2.19    1.86    1.99    1.86    1.74   1.90   0.96
  Distributions from Net
    Realized Gains from Invest-
    ment Transactions            3.26    1.16    0.06    0.01    0.02    0.00    0.10    0.58   0.57   0.00
  Total Distributions            5.43    3.03    1.38    2.20    1.88    1.99    1.96    2.32   2.47   0.96
Net Asset Value, End of
  Period                        24.49   21.19   23.17   22.69   21.56   24.27   27.01   27.63  24.96  26.00
Total Return <F3>               22.20%  -0.51%  16.21%   7.48%   3.84%  22.91%  20.28%  11.19% -0.44%  8.12%
Ratios/Supplemental Data:
  Ratio of Expenses to
    Average Net Assets           1.00%   1.04%   0.97%   0.87%   0.87%   0.80%   0.74%   0.64%  0.61%  0.21%
  Ratio of Net Investment
    Income to Average Net
    Assets                       7.43%   7.43%   7.57%   8.90%   8.98%   9.75%   7.10%   7.01%  7.76%  2.43%
  Portfolio Turnover Rate       56.04%  16.52%   2.30%   5.47%   3.36%  24.01%  13.50%  43.20% 29.79% 11.00%
  Net Assets, End of Period
    (in Millions)                 $66     $52     $97    $142    $163    $266  $1,016  $1,532  $1,697 $1,903

<F1>  Historical performance information is for Lindner Dividend Fund, Inc. ("LDFI"), the predecessor of the
Lindner Dividend Fund series of the Trust.  The Lindner Dividend Fund series of the Trust succeeded to all of the assets and liabilities of LDFI on June 30, 1995, pursuant to a reorganization approved by the shareholders of LDFI on June 29, 1995.  Financial highlight information is for the four-month period ended June 30, 1995.
<F2>  On January 29, 1993, Lindner Dividend Fund changed financial advisors to Ryback Management Corporation from Lindner Management Corporation.
<F3>  Total return for periods of less than one year is not annualized.  Total return is the percentage increase in value for a period, assuming initial investment at net asset value on the day before the start of the period and assuming all dividends and distributions were reinvested and a redemption at the net asset value on the last day of the period.

                            LINDNER GROWTH FUND<F1>
                                                        Period Ended June 30
                                 1986    1987    1988    1989    1990    1991    1992  1993<F2> 1994   1995
Income (Loss) from
Investment Operations:
  Net Asset Value Beginning
    of Period                   $19.00  $21.16  $19.15  $17.74  $19.66  $19.42  $17.72  $20.10 $22.32 $22.42
  Net Investment Income           1.26    0.89    0.66    0.85    0.85    0.75    0.57    0.50   0.38   0.43
  Net Realized and Unrealized
    Gains (Losses) on Invest-
    ments                         1.88    2.68    0.52    1.94    0.66   (0.88)   2.47    2.40   0.71   2.66
  Total from Investment
    Operations                    3.14    3.57    1.18    2.79    1.51   (0.13)   3.04    2.90   1.09   3.09
Distributions:
  Dividends from Net Invest-
    ment Income                   0.11    1.49    0.98    0.69    0.91    0.86    0.66    0.53   0.46   0.34
  Distributions from Net
    Realized Gains from Invest-
    ment Transactions             0.87    4.09    1.61    0.18    0.84    0.71    0.00    0.15   0.53   1.84
  Total Distributions             0.98    5.58    2.59    0.87    1.75    1.57    0.66    0.68   0.99   2.18
Net Asset Value, End of
  Period                         21.16   19.15   17.74   19.66   19.42   17.72   20.10   22.32  22.42  23.33
Total Return <F3>                17.42%  22.69%   7.48%  16.51%   7.89%  -0.23%  17.58%  14.87%  4.83% 14.89%
Ratios/Supplemental Data:
  Ratio of Expenses to
    Average Net Assets            0.58%   0.89%   1.07%   0.92%   0.74%   0.83%   0.80%   0.80%  0.65%  0.54%
  Ratio of Net Investment
    Income to Average Net
    Assets                        5.83%   4.56%   3.76%   4.93%   4.84%   4.64%   3.05%   2.52%  1.69%  1.89%
  Portfolio Turnover Rate        32.52%  39.33%  20.93%  17.81%  19.24%  12.96%  11.37%  18.71% 37.92% 24.63%
  Net Assets, End of Period
    (in Millions)                 $391    $406    $404    $535    $716    $783    $978  $1,278  $1,528 $1,446

<F1>  Historical performance information is for Lindner Fund, Inc. ("LFI"), the predecessor of the Lindner
Growth Fund series of the Trust.  The Lindner Growth Fund series of the Trust succeeded to all of the assets and liabilities of LFI on June 30, 1995, pursuant to a reorganization approved by the shareholders of LDFI on
June 29, 1995.
<F2>  On January 29, 1993, Lindner Growth Fund changed financial advisors to Ryback Management Corporation from
Lindner Management Corporation.
<F3>  Total return for periods of less than one year is not annualized.  Total return is the percentage increase in value for a period, assuming initial investment at net asset value on the day before the start of the period and assuming all dividends and distributions were reinvested and a redemption at the net asset value on the last day of the period.

                                    LINDNER        LINDNER       LINDNER/RYBACK    LINDNER
                                    UTILITY        BULWARK         SMALL-CAP    INTERNATIONAL
                                    FUND <F1>      FUND <F2>       FUND <F3>     FUND <F4>
                                                    Period Ended June 30
                                  1994   1995     1994   1995    1994   1995       1995
Income (Loss) from
Investment Operations:
  Net Asset Value Beginning
    of Period                    $10.00  $10.02  $7.00  $7.17   $5.00  $4.79      $9.00
  Net Investment Income            0.05    0.39   0.01   0.11    0.01  (0.03)      0.07
  Net Realized and Unrealized
    Gains (Losses) on Invest-
    ments                         (0.01)   0.84   0.16  (0.10)  (0.22)  0.71       0.02
  Total from Investment
    Operations                     0.04    1.23   0.17   0.01   (0.21)  0.68       0.09
Distributions:
  Dividends from Net Invest-
    ment Income                    0.02    0.39   0.00   0.05    0.00   0.01       0.00
  Distributions from Net
    Realized Gains from Invest-
    ment Transactions              0.00    0.09   0.00   0.04    0.00   0.00       0.00
  Total Distributions              0.02    0.48   0.00   0.09    0.00   0.01       0.00
Net Asset Value, End of
  Period                         $10.02  $10.77  $7.17  $7.09   $4.79  $5.46       9.09
Total Return <F5>                  0.39%  12.51%  2.43%  0.10%  -4.20% 14.32%     1.00%
Ratios/Supplemental Data:
  Ratio of Expenses to
    Average Net Assets             1.30%   1.04%  0.66%  1.27%   0.96%  1.65%     1.26%
  Ratio of Net Investment
    Income to Average Net
    Assets                         0.76%   3.02%  0.26%  2.45%   0.52% -0.57%     1.02%
  Portfolio Turnover Rate         44.95% 190.70%  0.89% 34.98%   5.03% 158.62%    0.00%
  Net Assets, End of Period
    (in Millions)                   $11     $18    $31    $65      $5    $8       $0.3

<F1>  Operations commenced on October 4, 1993.
<F2>  Operations commenced on January 24, 1994.
<F3>  Operations commenced on February 11, 1994.
<F4>  Operations commenced on January 1, 1995.
<F5>  Total return for periods of less than one year is not annualized.  Total return is the percentage increase in value for a period, assuming initial investment at net asset value on the day before the start of the period and assuming all dividends and distributions were reinvested and a redemption at the net asset value on the last day of the period.

                            LINDNER INVESTMENTS

Lindner Investments (the "Trust") is an open-end no-load management investment company, an arrangement whereby a number of persons invest in a company which itself invests in securities and other assets. This kind of arrangement is commonly called a mutual fund. The Trust was organized under the laws of the Commonwealth of Massachusetts on July 20, 1993, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust's principal office is located at 7711 Carondelet Avenue, St. Louis, Missouri 63105.

The Trust presently offers six separate series of investment portfolios, each of which has its own investment objective and investment policies designed to fulfill that objective, thus enabling the Trust to meet a wide range of investment needs. The assets and liabilities of each series belong only to, and are borne only by, that series and no other.

                           INVESTMENT OBJECTIVES

The investment objectives of each Fund are described below. Differences in objectives and policies among the Funds, differences in the degree of acceptable risk, tax considerations and the judgment of the portfolio manager are among the factors that can be anticipated to affect the investment return of each Fund. As a result of such differences, the performance results of each Fund may differ even though more than one Fund may utilize similar investment techniques. Each Fund's investment objective may not be changed without the approval of the holders of a majority of the outstanding shares of each Fund, which is defined in the 1940 Act to mean the lesser of (a) 67% of the shares of the Fund at a meeting at which more than 50% of the shares are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund.

LINDNER DIVIDEND FUND

The primary investment objective of Lindner Dividend Fund is the production of current income. Capital appreciation is a secondary objective of the Dividend Fund and, although a factor in investment decisions, will be sought only in situations in which it is compatible with the primary objective.
The Dividend Fund will invest in any or all of the following kinds of securities, named in order of preference, with each portfolio security designed to yield substantial investment income: (1) Common stocks paying substantial dividends which the Adviser expects to be maintained or increased; (2) Preferred stocks or bonds convertible into common stock; (3) Other preferred stocks or bonds; (4) Debt securities issued or guaranteed by the United States or its agencies or instrumentalities; (5) Securities sold by companies or institutional investors in private placement transactions which qualify as "Rule 144A Securities"; and (6) Securities issued by real estate investment trusts ("REITS").

Under normal circumstances, dividend-paying common or preferred stocks will constitute at least 65% of the Dividend Fund's total assets. For temporary defensive purposes, however, investments in common stocks will be substantially reduced or eliminated when the Adviser considers market or economic conditions to be unfavorable for investment in common stocks. Preferred stocks may be reduced or eliminated when the Adviser expects long-term interest rates to increase. Under the circumstances described above, these stock investments will be replaced with bonds or other debt instruments whose interest rates and maturities are expected to provide optimum income consistent with some protection of principal. The Dividend Fund does not intend to purchase securities for short-term trading purposes, but it will make changes in its portfolio to improve income or appreciation, without regard to the length of time the security has been held.

In selecting bonds for investment, the Adviser weighs the current yield and yield to maturity against the issuer's financial condition and earnings, but is not limited as to investment quality. A portion of the Dividend Fund's assets are currently invested in high-yield, high-risk debt securities (commonly referred to as "junk bonds"). The Dividend Fund will not invest more than 35% of its total assets in junk bonds at any time, based upon market value at the time of investment. See "Risk Factors - Common Risks
- High Risk/High Yield, Low-Rated Securities."

LINDNER GROWTH FUND

The primary investment objective of the Lindner Growth Fund is long-term capital appreciation. The production of current income, although a factor in portfolio selection, is secondary to the Growth Fund's primary objective. In furtherance of these objectives, the Growth Fund will invest substantially all its assets in common stocks or securities convertible into common stocks, without regard to quality or rating. Derivative securities, such as warrants, will not be purchased but may be retained if they are received as distributions from the issuers of securities held by the Growth Fund. The Growth Fund may also invest to a limited degree in (i) nonconvertible preferred stocks and debt securities without regard to quality or rating (but the Growth Fund will not invest more than 10% of its total assets in junk bonds at any time), (ii) Rule 144A Securities and (iii) securities issued by REITs. For temporary defensive purposes, when the Adviser considers market or economic conditions to be unfavorable to investments in common stocks, the Growth Fund may invest all or any portion of its assets for defensive purposes in short-term United States Government securities or other short-term debt securities, including junk bonds. Such unfavorable conditions particularly include interest rate levels or stock price-to-earnings ratios in excess of historical norms.

LINDNER UTILITY FUND

The primary investment objective of Lindner Utility Fund is the production of current income. Capital appreciation is a secondary objective. The Utility Fund will invest in any or all of the following kinds of securities, named in order of preference, with each portfolio security intended, over time, to yield substantial investment income: (1) Common stocks of domestic and foreign public utilities, including, but not limited to, gas, electric, telecommunications, cable television, water and energy utilities ("Utilities"); (2) Preferred stocks or bonds convertible into common stock issued by Utilities; (3) Other preferred stocks or bonds issued by Utilities; (4) Common stocks, preferred stocks and bonds convertible into common stock and other preferred stocks and bonds issued by companies other than utilities, including up to 35% of total assets in junk bonds if it believes that doing so will result in capital appreciation or produce income on idle cash; (5) Debt securities issued or guaranteed by the United States or its agencies or instrumentalities; and (6) Securities sold by companies or institutional investors in private placement transactions which qualify as "Rule 144A" securities.

In accordance with its primary objective of producing current income, substantially all of the Utility Fund's investments will be income producing and, under normal circumstances, at least 65% of the Utility Fund's total assets will be invested in common or preferred stocks issued by Utilities. Under some circumstances, the Utility Fund may purchase securities not paying dividends or interest at the time of purchase in anticipation that the issuer of such securities will begin or resume the payment of dividends or interest, as the case may be, in the foreseeable future.

For temporary defensive purposes, however, investments in common stocks may be substantially reduced or eliminated if the Adviser considers market or economic conditions to be unfavorable for investment in common stocks and investment in preferred stocks may be reduced or eliminated if the Adviser expects long-term interest rates to increase. Under the circumstances described above, these stock investments will be replaced with bonds or other debt instruments, including junk bonds (but only up to 35% of total assets), whose interest rates and maturities are expected to provide optimum income consistent with the protection of principal. Investments in high-yield debt securities made for temporary defensive purposes will generally emphasize those with short-term maturities in order to protect principal and reduce the Fund's exposure to the price volatility of these types of debt securities.

LINDNER BULWARK FUND

The primary investment objective of Lindner Bulwark Fund is capital appreciation through investments in undervalued securities and precious metal investments that are believed to have demonstrated a record of capital preservation during periods of economic distress. The production of current income is a secondary objective. The Bulwark Fund will seek to invest in sectors and investments intended to protect against the erosion of the value of financial assets.

The Bulwark Fund intends to operate in a manner that will cause it to be classified as a "non-diversified" investment company, which means that at any time, or from time to time, the Bulwark Fund may have a portfolio investment in securities of a single issuer or corporation that represents more than 10% of the outstanding voting stock of such issuer or corporation. To the extent that the Bulwark Fund invests in this manner, an investment in the Bulwark Fund may involve greater risks than an investment in other types of "diversified" mutual funds due to risks associated with that particular issuer.

The Bulwark Fund will invest in any or all of the following securities and engage in any or all of the following investment activities: (1) Publicly traded common stocks of domestic and foreign companies engaged in the production of precious metals and other natural resources; (2) Publicly traded common stocks of domestic and foreign companies which can maintain value during inflationary periods such as companies with undervalued liquid assets, proprietary market positions, pricing flexibility and high returns on invested capital; (3) Publicly traded preferred stocks or bonds convertible into common stock issued by such companies; (4) Other publicly traded preferred stocks or bonds issued by such companies, including securities issued by REITs which are listed on a national securities exchange or eligible to be quoted in the Nasdaq Stock Market; (5) Short sales of securities in order to profit from declines in stock prices; (6) Securities sold by companies or institutional investors in private placement transactions which qualify as Rule 144A Securities; (7) All or portions of secured or unsecured loans originally made by banks, insurance companies or other financial institutions; (8) Debt securities issued or guaranteed by the United States or its agencies or instrumentalities including mortgage securities and derivatives; (9) Gold, silver or platinum bullion, or other precious metals and precious metal options and futures; and (10) Options and futures on any security or index.

In addition, during the period that there has been a decline of more than 10% in either the Standard & Poor's 500-stock Index or the Nasdaq Composite Index from their respective 12-month high points, the Bulwark Fund will concentrate its investments by investing more than 25% of its total assets in securities of domestic and foreign companies engaged in the production of precious metals or other natural resources. While concentrated in this manner, the Bulwark Fund will be subject to a greater extent to the higher than normal price volatility of such types of investments. However, the Adviser believes that concentration in such types of securities will better preserve capital in situations of a general market decline. At present, the Bulwark Fund is not concentrated in these types of investments. At any time the Adviser deems it advisable for temporary defensive purposes or to meet redemptions, the Bulwark Fund may hold all its assets in cash or cash equivalents, which include liquid short-term United States government securities.

As among the several categories of investments described above, the Bulwark Fund may invest up to 35% of its assets in bonds and other forms of debt securities including high-risk, high-yield debt securities ("junk bonds") if it believes that doing so will result in capital appreciation or income on idle cash. See "Risk Factors - Common Risks - High-Risk/High-Yield, Low-Rated Securities."

LINDNER/RYBACK SMALL-CAP FUND

The primary investment objective of Lindner/Ryback Small-Cap Fund is capital appreciation. The production of current income, although a factor in portfolio selection, is secondary to the Small-Cap Fund's primary objective. In furtherance of these objectives, the Small-Cap Fund intends to invest substantially all its assets in common stocks or securities convertible into common stocks, and will invest at least 65% of its total assets in companies with a market capitalization of not more than $750 million. Market capitalization means the total market value of a company's outstanding common stock.

The Small-Cap Fund may invest in any or all of the following kinds of securities: (1) Common stocks or securities convertible into common stocks;
(2) Non-convertible preferred stocks or bonds without regard to quality or rating; (3) Debt securities issued or guaranteed by the United States or its agencies or instrumentalities; (4) Securities sold by companies or institutional investors in private placement transactions which qualify as Rule 144A Securities; and (5) Securities issued by REITs which are listed on a national securities exchange or eligible to be quoted in the Nasdaq Stock Market.

Derivative securities, such as warrants, will not be purchased but may be retained if they are received as distributions from the issuers of securities held by the Small-Cap Fund. Under temporary market or economic conditions which the Adviser considers unfavorable to investments in common stocks, the Small-Cap Fund may invest all or any portion of its assets for defensive purposes in short-term United States Government securities.

As among the several categories of investments described above, the Small-Cap Fund may invest up to 20% of its assets in bonds and other forms of debt securities including high-risk, high-yield debt securities ("junk bonds") if it believes that doing so will result in capital appreciation or income on idle cash. See "Risk Factors - Common Risks -
High-Risk/High-Yield, Low-Rated Securities."

LINDNER INTERNATIONAL FUND

The primary investment objective of Lindner International Fund is capital appreciation. The production of current income, although a factor in portfolio selection, is secondary to the International Fund's primary objective. In furtherance of these objectives, the International Fund intends to ordinarily invest at least 65% of its total assets in common stocks and securities convertible into or exchangeable for common stocks of companies that are organized and have their principal business activities and interests outside the United States. The International Fund will invest only in convertible securities that are rated "B" or better by Standard and Poor's Corporation or Moody's Investors Service, Inc. (or if unrated, those deemed by the Adviser to be of comparable quality). The International Fund will not invest more than 20% of total assets in convertible securities that are rated below investment grade or, if unrated, are deemed by the Adviser to be below investment grade (i.e., junk bonds), based on market value at the time of investment. The International Fund intends to be widely diversified across securities of many corporations located in three or more foreign countries. The International Fund will invest in emerging markets which may not yet fully reflect the potential of the developing economy. There are no prescribed limits on geographic asset distribution and the International Fund has the authority to invest in securities traded in securities markets of any country in the world. In appropriate circumstances, such as when a direct investment by the International Fund in the securities of a particular country cannot be made, or when the securities of another investment company are more liquid than its underlying portfolio securities, the International Fund may, consistent with the provisions of the 1940 Act, invest in the securities of closed-end investment companies that invest in foreign securities. As a shareholder of another investment company, the International Fund may indirectly bear advisory and service fees that are in addition to the fees the International Fund pays to its Adviser and other service providers.

The International Fund intends to invest principally in the securities of financially strong companies that are believed to present opportunities for growth within expanding international economies and markets through increased earning power and improved utilization or recognition of assets. Investment may be made in equity securities of companies of any size, whether or not traded on a recognized securities exchange. It may invest in companies whose earnings are believed by the Adviser to be in a relatively strong growth trend, or in companies in which significant further growth is not anticipated but whose market value is thought by the Adviser to be undervalued. It may invest in small and relatively less well-known companies, which may have more restricted product lines or more limited financial resources than larger, more established companies and may be more severely affected by economic downturns or other adverse developments. Trading volume of these companies' securities may also be low and their market values volatile.

Although it is the policy of the International Fund to purchase and hold securities for capital appreciation, changes in the portfolio of the International Fund generally will be made whenever its portfolio manager believes they are advisable. Portfolio changes may result from liquidity needs, securities having reached a price or yield objective, anticipated changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. Because the investment changes usually will be made without reference to the length of time a security has been held, a significant number of short-term transactions may result.

To a limited extent, the International Fund may engage in short-term transactions if such transactions further its primary investment objective. The International Fund may sell one security and simultaneously purchase another of comparable quality or simultaneously purchase and sell the same security to take advantage of short-term differentials in bond yields or otherwise purchase individual securities in anticipation of relatively short-term price gains. The rate of portfolio turnover will not be a determining factor in the purchase and sale of such securities, and the portfolio turnover rate of the International Fund may exceed 100%, which is higher than most equity mutual funds. However, the Adviser does not expect the annual portfolio turnover rate of the International Fund to exceed 150%. To the extent short-term trading results in the realization of short-term capital gains, shareholders will be taxed on such gains at ordinary income tax rates. However, certain tax rules may restrict the International Fund's ability to sell securities in some circumstances when the security has been held for less than three months. Increased portfolio turnover necessarily results in correspondingly higher costs including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities, and may result in the acceleration of taxable gains.

For temporary defensive purposes, when the Adviser considers market or economic conditions to be unfavorable to investments in common stocks, the International Fund may invest all or any portion of its assets for defensive purposes in short-term United States Government securities or in short-term foreign government, government agency and in other government entity securities as well as other investment grade short-term securities, including repurchase agreements.

                          INVESTMENT RESTRICTIONS

The investment restrictions listed below are among the restrictions that have been adopted by the Funds as fundamental policies. See "Investment Objectives and Policies" in the Statement of Additional Information.

FOREIGN SECURITIES

Under normal circumstances, Lindner International Fund expects to invest at least 65% of its assets in foreign securities. For Lindner Utility Fund and Lindner Bulwark Fund, holdings in foreign securities will be limited to 35% of each Fund's net assets, including a limit of 10% of each Fund's net assets in securities primarily traded in the markets of any one country.
As an operating policy, Lindner Growth Fund and Lindner/Ryback Small-Cap Fund may invest up to 25% of net assets in foreign securities; however, these limitations are not fundamental policies and may be changed without the consent of the holders of the majority of such Fund's outstanding voting securities. See "Risk Factors - Foreign Securities."

ILLIQUID SECURITIES

Lindner Utility Fund and Lindner/Ryback Small-Cap Fund are prohibited from investing in illiquid securities. All other Funds may invest up to 15% of their net assets in securities that are considered illiquid. However, Rule 144A Securities are generally not considered illiquid securities and all Funds may invest up to 25% of net assets in Rule 144A Securities.

DIVERSIFICATION

   All Funds except Lindner Bulwark Fund qualify as a "diversified" investment company under the 1940 Act, which means that these Funds will not purchase a security of any single issuer (except U.S. Government securities) if (i) it would cause the Fund to own more than 10% of the voting securities of that issuer or (ii) it would cause the Fund's holdings of that issuer to amount to more than 5% of its total assets. As a fundamental policy, Lindner Bulwark Fund also will not invest in the securities of any single issuer (except U.S. Government securities) if it would cause the Bulwark Fund's holding of that issuer to amount to more than 5% of the Bulwark Fund's total assets. However, the Bulwark Fund may acquire more than 10% of the voting securities of a single issuer. In such event, an investment in the Bulwark Fund may present a greater risk to the holder since the Bulwark Fund's performance would be more closely tied to that of such issuer company.

CONCENTRATION

Except as set forth below, the Funds may not invest more than 25% of total assets in securities of issuers within any one industry. Lindner Dividend Fund may invest up to 40% of its total assets in securities of electric and gas utilities (but not more than 25% of its total assets in either one of these industries). Lindner Utility Fund will invest more than 25% of its assets in Utilities, and will, under normal circumstances, have at least 65% of its assets so invested. In addition, Lindner Bulwark Fund will concentrate its investments by investing more than 25% of its total assets in securities of domestic and foreign companies engaged in the production of precious metals or other natural resources when there has been a decline of more than 10% in either the Standard & Poor's 500 Composite Stock Price Index or the Nasdaq Composite Index from their respective 12-month high points.

SHORT SALES

Except for Lindner Bulwark Fund, none of the Funds may engage in short sales of securities unless they own or have the right to acquire, without the payment of further consideration, an approximately equal amount of such securities ("short sales against the box"). On the other hand, Lindner Bulwark Fund may engage in short sales of securities with a total market value of up to 25% of the Bulwark Fund's total assets, excluding short sales against the box as described above.

REAL ESTATE

None of the Funds may purchase or sell interests in real estate. However, Lindner Dividend Fund, Lindner Growth Fund and Lindner Bulwark Fund may each invest up to 25% of their total assets in REITs whose shares are listed for trading on a national securities exchange or eligible to be quoted in the Nasdaq Stock Market, while Lindner/Ryback Small-Cap Fund and Lindner International Fund are limited to investing in REITs to no more than 15% of total assets.

BORROWING

Lindner Dividend Fund, Lindner Utility Fund, Lindner/Ryback Small-Cap Fund and Lindner International Fund may not borrow money, except from banks for temporary or emergency purposes and not for investment leveraging, provided that bank borrowings in the aggregate may not exceed 5% of the total assets. On the other hand, Lindner Growth Fund and Lindner Bulwark Fund may borrow from banks for any purpose, including investment leveraging, but borrowing may not exceed 12-1/2% of total assets in the case of Lindner Growth Fund or 20% of total assets in the case of Lindner Bulwark Fund (including the amount borrowed) at the time of such borrowing.

If a percentage restriction for any Fund is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values of portfolio investments or the amount of total or net assets of that Fund will not be considered a violation of any of the foregoing restrictions.

                               RISK FACTORS

For a further discussion of investment techniques and the risks associated with them, see the Statement of Additional Information.

COMMON RISKS

RULE 144A SECURITIES. As noted above, some of the securities purchased by the Funds may be in the form of securities sold by issuers or institutional investors in private placement transactions which qualify as "Rule 144A securities." Rule 144A securities are subject to certain legal or contractual restrictions on their resale, which might prevent their sale at a time when a sale would otherwise be desirable. The National Association of Securities Dealers ("NASD") maintains a computerized market in certain Rule 144A securities (known as the "PORTAL Market"). For many other Rule 144A securities there is an active secondary trading market maintained by large, national broker-dealers who provide continuous bid and asked quotations for such securities. The Adviser limits the investments of each Fund in Rule 144A securities to those which are traded in the PORTAL Market or for which such national broker-dealers make a market. In the opinion of the Trust's Board of Trustees, these limitations on investments in Rule 144A securities make such investments liquid rather than illiquid in nature. Notwithstanding such determination, Rule 144A securities bear an additional risk of lesser liquidity under adverse market conditions.

REITs. All of the Funds except the Utility Fund may invest in REITs whose shares are listed for trading on a national securities exchange or eligible to be quoted in the Nasdaq Stock Market. REITs are entities that pool monies raised from investors to purchase commercial, industrial and/or residential real estate and, in some cases, to make mortgage loans secured by such properties. As a result, an investor in a REIT has, in effect, purchased an undivided interest in all of the real estate or mortgage loans owned by the REIT, thus spreading the investor's risk, much as the purchase of shares in a mutual fund spreads the investor's risk among securities issued by several entities. Nevertheless, investment in a REIT carries with it the risks inherent in any real estate investment including, but not limited to, declines in real estate values, credit risks relative to the lessees' or borrowers' ability to pay the underlying lease or mortgage obligations and risks associated with environmental problems involving the real estate owned by the REIT.

Typically, the REIT is the owner of the real estate and leases it, pursuant to long term written leases, to the users thereof or makes a mortgage loan to the user to enable the user to purchase the property. The rental income earned by a REIT, less operating and certain other expenses not paid by the lessees, and interest received on mortgage loans, become the net income of the REIT, substantially all of which is required under the Internal Revenue Code to be distributed to the REIT's shareholders, thus avoiding taxation at the REIT level.

FOREIGN SECURITIES. Investments in foreign securities, including those of foreign governments, involve risks that are different in some respects from investments in securities of U.S. issuers, such as the risk of fluctuations in the value of the currencies in which they are denominated, a heightened risk of adverse political and economic developments and, with respect to certain countries, the possibility of expropriation, nationalization of confiscatory taxation or limitations on the removal of funds or other assets. Securities of some foreign companies are less liquid and more volatile than securities of comparable domestic companies. There also may be less publicly available information about foreign issuers than domestic issuers, and foreign issuers generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements applicable to domestic issuers. Certain markets may require payment for securities before delivery. There may be limited legal recourse against an issuer in the event of an default on a debt instrument. Delays may be encountered in settling securities transactions in certain foreign markets and a Fund will incur costs in converting foreign currencies into U.S. dollars. Bank custody charges are generally higher for foreign securities. American Depositary Receipts, which are traded on national securities exchanges in the United States and represent an ownership interest in a foreign issuer, do not involve the same direct currency and liquidity risks as foreign securities.

The considerations noted above may be intensified in the case of investments in developing countries or countries with limited or developing capital markets. In particular, developing countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Securities of issuers located in developing countries may have limited marketability and may be subject to more abrupt or erratic price fluctuations.

At times, foreign securities may be listed on foreign exchanges or traded in foreign markets which are open on days (such as Saturday) when a Fund does not compute its price or accept orders for the purchase, redemption or exchange of its shares. As a result, the net asset value of a Fund may be significantly affected by trading on days when shareholders cannot make transactions.

The share price of a Fund that invests in foreign securities will reflect movements of both the prices of the portfolio securities and the currencies in which such securities are denominated. A Fund's foreign investments may cause changes in share price that have a low correlation with movements in the U.S. markets. Because most foreign securities will be denominated in foreign currencies, or otherwise will have values that depend on the performance of foreign currencies relative to the U.S. dollar, the relative strength of the U.S. dollar may be an important factor in performance, depending on the extent of a Fund's foreign investments.

The current investment policy for the International Fund provides that it may conduct foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange currency market, or on a forward basis to "lock in" the U.S. Dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying transactions, the International Fund attempts to protect itself against possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date the security is purchased or sold and the date such payments are made or received.

Lindner International Fund is permitted to enter into forward contracts for hedging purposes. When the Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar (or sometimes against another currency), the International Fund is permitted to enter into forward contracts to sell, for a fixed-dollar or other currency amount, foreign currency approximating the value of some or all of its portfolio securities denominated in that currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible. The future value of such securities in foreign currencies changes as a consequence of market movements in the value of those securities between the date the contract is entered into and the date it expires.

HIGH-RISK/HIGH-YIELD, LOW-RATED SECURITIES ("JUNK BONDS"). The Appendix to this Prospectus contains a description of ratings assigned to corporate debt securities by Standard & Poor's Corporation ("S&P") and Moody's Investors Services, Inc. ("Moody's"). The respective ratings assigned by S&P and Moody's express each organization's opinion as to the timely payment of principal and interest. Generally, securities that are rated lower than BBB by S&P or Baa by Moody's (or bonds that are unrated) are considered to be below investment grade. Securities rated lower than investment grade may be of predominately speculative character and the issuer's ability to make timely payments of principal and interest may be subject to material contingencies. The absence of a rating for any particular security may be caused by an application for rating not being submitted, the issue belonging to a group of securities or companies that are not rated as a matter of policy, there being a lack of essential data pertaining to the issue or the issue having been privately placed.

In selecting high-risk, high-yield securities, the Adviser will supplement assigned ratings, if any, with independent and ongoing review of credit quality. The Adviser will consider numerous factors in reaching an investment decision, including the yield, the issuer's creditworthiness, overall rate of return, strength of management, responsiveness to business conditions, and current and anticipated results of operations.

High-Risk, high-yield securities are subject to certain risks that may not be present with investments in investment grade bonds, including not only credit risk, but also potentially greater market volatility and less liquidity. Many issuers of high-yield securities have recently been affected by adverse economic and market conditions. Further economic downturn or a significant rise in interest rates is likely to adversely affect the high-yield market, affecting both price and liquidity. In addition, further economic downtown would likely affect the ability of issuers to pay principal and interest, thereby causing an increased default rate.

Yields and market values of high-risk, high-yield securities will fluctuate over time, reflecting not only changing interest rates but the market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, lower rated securities are likely to decline in value due to heightened concern over credit quality, regardless of prevailing interest rates.

Under adverse economic conditions, the liquidity of the secondary market for high-risk, high-yield securities may be significantly reduced. Even under normal conditions, the market for high-yield securities may be less liquid than the market for investment grade securities. There are fewer securities dealers in the high-yield market, and purchasers of high-yield securities are concentrated among a smaller group of securities dealers and institutional investors. In periods of reduced market liquidity, the market for high-yield securities may become more volatile and there may be significant disparities in the prices quoted for high-yield securities by various dealers. Under conditions of increased volatility and reduced liquidity, it would become more difficult for the Fund to value its portfolio securities accurately because there might be less reliable, objective data available.

Prices for high-risk, high-yield securities may also be affected by legislative and regulatory developments. For example, federal rules promulgated in reaction to the savings and loan crises require that savings and loans gradually reduce their holdings of high-yield securities. Congress has also periodically considered legislation to restrict or eliminate the corporate tax deduction for interest payments or to regulate corporate restructurings such as takeovers, mergers or leveraged buyouts. Such legislation may significantly depress the prices of outstanding high-yield securities.

   For the fiscal year ended June 30, 1995, based on the dollar weighted average of credit rating of all bonds held during the fiscal year, computed on a monthly basis, the Dividend Fund held 5.66% of its total investments in bond rated B by S&P; 4.19% in bonds rated B+ by S&P; 0.72% in bonds rated B- by S&P; 1.99% in bonds rated BB by S&P; 0.81% in bonds rated BB+ by S&P; 4.20% in bonds rated BB- by S&P; 0.78% in bonds rated BBB by S&P; 0.93% in bonds rated BBB- by S&P; 0.18% in bonds rated CCC+ by S&P; 0.62% in bonds rated D by S&P; and 7.93% in unrated bonds. (Bonds rated by both S&P and Moody's are reflected in the foregoing data using the Moody's credit rating.) Accordingly, based on the dollar weighted average of credit ratings of all bonds held during such fiscal year, computed on a month basis, the Fund held 28.01% of its total investments in high-yield securities.

LENDING OF SECURITIES. To realize additional income, each of the Funds except Lindner Utility Fund may lend their portfolio securities to brokers, dealers and other financial institutions pursuant to agreements requiring the loans to be continuously secured by collateral at least equal at all times to the value of the securities lent, marked-to-market on a daily basis. The collateral will consist of cash or cash equivalents (e.g., United States government securities). While the securities are being lent, these Funds will continue to receive the equivalent of the dividends or interest earned on the securities. The risks in lending securities consist of possible delays in receiving additional collateral or in the return of the securities or loss of rights in the collateral in the event the borrower fails financially. Loans of securities will only be made to borrowers deemed by the Adviser to be creditworthy and will not be made unless, in the judgment of the Adviser, the additional income to be earned through the making of such loans is sufficient to justify the risk.

GENERAL. There is no assurance that any Fund's objectives will be met or that there will not be substantial losses in any given investment. Also, at any time, the value of each of the Fund's shares may be more or less than the investor's cost. The Funds are not intended for investors who have as their objective assured conservation of capital. The policies of each Fund prohibit investments in securities issued by a broker-dealer that executes the Fund's portfolio brokerage transactions.

Each of the Funds anticipates that its annual portfolio turnover rates will remain below 75%, except that the International Fund may have an annual portfolio turnover rate in excess of 100% (but the Adviser does not expect this rate to exceed 150%).

LINDNER DIVIDEND FUND and LINDNER UTILITY FUND

PUBLIC UTILITIES. Public utilities have in the past been a desirable investment and have historically been relatively stable investments that pay substantial dividends and involve limited risks. Investments in public utility securities are, however, subject to certain risks and uncertainties inherent in such businesses, including, but not limited to, environmental matters, prices of and availability of fuels, and the risks associated with the financing, construction and operation of nuclear-powered electric generating facilities.

In addition, the rates that public utilities may charge customers and the return they may pay investors are subject to public regulation. Some utilities continue to encounter difficulties in persuading regulatory authorities to grant requested rate increases. Voters in some jurisdictions may also be able to use initiative or referendum measures to limit the rates utilities charge. The Financial Accounting Standards Board has promulgated changes in accounting rules which may result in significant write-downs in asset values and reduction in earnings of some utility companies.

Under normal circumstances, common or preferred stocks will constitute at least 65% of the Utility Fund's total assets. For temporary defensive purposes, however, investments in common stocks may be substantially reduced or eliminated if the Adviser considers market or economic conditions to be unfavorable for investment in common stocks. Investment in preferred stocks may be reduced or eliminated if the Adviser expects long-term interest rates to increase. Under the circumstances described above, these stock investments will be replaced with bonds or other debt instruments whose interest rates and maturities are expected to provide optimum income consistent with the protection of principal.

LINDNER GROWTH FUND and LINDNER BULWARK FUND

BORROWING BY THE FUNDS (LEVERAGE). Lindner Growth Fund and Lindner Bulwark Fund may, from time to time, borrow from banks or other lending institutions and pledge their assets in connection with such borrowings. Any investment gains made with the additional monies in excess of interest paid will cause the net asset value of the Fund's shares to rise further than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their cost (including interest paid on the money borrowed), the net asset value of the Fund's shares will decrease further than would otherwise be the case. This is the speculative factor known as "leverage". The amount borrowed at any point in time will not, however, exceed 12-1/2% of the Growth Fund's total assets or 20% of the Bulwark Fund's total assets. If due to market fluctuations or other reasons the value of the Fund's assets (including the amount borrowed) less its liabilities (not including any borrowings but including the fair market value at the time of computation of any securities with respect to which there are open short positions) falls below three times the Fund's outstanding bank debt, the Fund is required by the 1940 Act to reduce the debt to one-third of its assets within three days (not including Sundays and holidays). To do this, the Fund may have to sell a portion of its investments at a time when it may be disadvantageous to do so. Further, the interest paid on money borrowed could exceed the total return realized from the investment purchased with the borrowed funds.

LINDNER BULWARK FUND

SHORT SALES. To reduce Lindner Bulwark Fund's exposure to market volatility, particularly in periods of market decline, the Bulwark Fund may make short sales, which are transactions in which the Bulwark Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Bulwark Fund must borrow the security to make delivery to the buyer. There are additional risks associated with the short sale of a security including, theoretically, unlimited loss on a short sale. However, the Bulwark Fund's short sales will be broadly diversified and closely monitored. No securities will be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the Bulwark Fund's net assets. This limitation does not include short sales that are "against-the-box", a transaction in which the Bulwark Fund purchases a security which the Bulwark Fund has previously sold short, and holds both the long and short position.

Lindner Bulwark Fund may sell a security short if it expects a price decline, borrowing the same type of security from a broker or other institutional investor. On short sales, a profit or loss is realized depending upon whether the market price of the security sold short decreases or increases between the date of the short sale and the date the borrowed security must be replaced. All short sales will be fully collateralized.

Lindner Bulwark Fund will incur a loss upon the short sale of a security if the price of the security increases between the date of the short sale and the date the borrowed security is replaced. Short selling is considered a speculative investment strategy as, unlike in a long purchase where the investor cannot lose more than the purchase price, there is no theoretical limit to potential losses on a short sale.

LOANS AND LOAN PARTICIPATIONS. Lindner Bulwark Fund may, from time to time, purchase at a discount from the principal amount due, all or a portion of one or more secured or unsecured loans originally made to corporations by banks, insurance companies or other financial institutions. The obligors on such loans may be in reorganization or financial restructuring. Such indebtedness will be acquired only after the Bulwark Fund's Adviser makes an independent analysis and evaluation of the credit risks involved and only under circumstances where the original lender or some other financial institution remains obligated to monitor the collateral securing such loan, if any. Indebtedness of this type bears investment risks similar to high-yield securities (see "Common Risks - High-Risk/High-Yield, Low-Rated Securities") but generally are less liquid. Therefore, the Bulwark Fund will not purchase such commercial loans if, following their purchase, such loans and other illiquid assets owned by the Bulwark Fund exceed 15% of the Fund's net assets.

BULLION AND OTHER PRECIOUS METALS. Lindner Bulwark Fund may invest not more than 25% of its total assets in gold, silver or platinum bullion. The Bulwark Fund will not invest in precious metal options and futures that are not for hedging purchases if the aggregate initial margins and premiums exceeds 5% of the Bulwark Fund's net assets. The Bulwark Fund may purchase precious metals in any form, including bullion and coins, provided that the Adviser intends to purchase only those forms of precious metals that are readily marketable and that can be stored in accordance with custody regulations applicable to mutual funds. The Bulwark Fund may incur higher custody and transaction costs for precious metals than for securities.
Also, precious metals investments do not pay income. As a further limit on precious metals investment, under current federal tax law, gains from selling precious metals may not exceed 10% of the Bulwark Fund's annual gross income.

OPTIONS AND FUTURES CONTRACTS. Lindner Bulwark Fund may buy and sell options in order to manage its exposure to changing security prices and interest rates. Options and futures' strategies such as selling futures, buying puts and writing calls are intended to hedge the Bulwark Fund against price fluctuations in periods of general market declines. The purchase of futures, calls and the writing of puts are intended to increase the Bulwark Fund's market exposure and will be utilized to a much lesser degree.
Options and futures may be combined with each other in order to adjust the risk and return characteristics of the overall strategy. The Bulwark Fund may invest in options and futures based on any type of security or index, including options and futures traded on foreign exchanges and options not traded on exchanges.

Options and futures are volatile investments and involve risks which may lower the Bulwark Fund's return. Options and futures not traded on exchanges or traded on foreign exchanges are not regulated by U.S. authorities and may offer less liquidity and less protection to the Bulwark Fund if the other party to the contract defaults. The Bulwark Fund could experience losses on its options and futures positions if they do not correspond to the market's direction or if it could not close out its positions because of illiquid markets. The purchase of options involves the payment of a premium to the value of the underlying security or index which will be lost if the price of the underlying instrument is unchanged or moves in an adverse direction during the options finite life. The Bulwark Fund will not hedge more than 25% of its total assets by selling futures, writing calls or purchasing puts under normal conditions nor will the Bulwark Fund buy futures or write puts whose underlying value exceeds 25% of its total assets. Additionally, the Bulwark Fund will not purchase put or call options on investment securities with an aggregate value exceeding 5% of its total assets, nor will the Bulwark Fund enter into futures or option contracts with respect to precious metals that are not for hedging purposes if the aggregate initial margins for such futures or option contracts exceed 5% of the Bulwark Fund's net assets.

MORTGAGE-BACKED SECURITIES AND MORTGAGE DERIVATIVES. Lindner Bulwark Fund may also invest in mortgage-backed securities and mortgage derivative securities such as "Interest Only" securities whose value fluctuates greatly with changes in interest rates. The purchase of

Interest Only securities and similar mortgage derivatives is intended to protect the Fund in a rising interest rate environment. The Bulwark Fund will not invest more than 10% of its total assets in such mortgage-backed and mortgage derivative securities. In addition, any investments in Interest Only mortgage derivative securities will be deemed to be investments in illiquid securities under the Bulwark Fund's fundamental investment policies.

INDEXED SECURITIES. Although it has no present intention to do so, Lindner Bulwark Fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. The performance of indexed securities depends to a great extent on the performance of the security, currency, commodity or other instrument to which they are indexed, and also may be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies.

OTHER RISKS. There are various other risks associated with an investment in Lindner Bulwark Fund, which, include, among others, the following:

      --Fluctuations in the Prices of Precious Metals. Gold and other precious metals are commodities sold in an international market and their prices may be affected by rapidly changing international policies and events. As a result, the prices of gold and other precious metals have been subject to dramatic price movement, upwards and downwards, over short periods of time. Such price movements will also affect the price of securities issued by companies engaged in the production of precious metals and other natural resources.

      --Concentration of Source of Gold Supply. The United States and the Republic of South Africa are the two largest producers of gold bullion. Present political and economic uncertainties in the Republic of South Africa could increase the volatility of gold bullion prices and have a collateral affect of the prices of other precious metals.

      --Lack of diversification. The intention of the Bulwark Fund to invest up to 25% of its total assets in the securities of companies associated with the production of precious metals and other natural resources and up to 25% of its total assets directly in precious metals will concentrate the Bulwark Fund's investments in a limited number of similar industry segments. This lack of diversification could increase the risk associated with an investment in the Fund.

LINDNER/RYBACK SMALL-CAP FUND

SMALL-CAP COMPANIES. Small-Cap company securities generally are considered to offer greater potential for appreciation than securities of companies with larger capitalizations. Since most small-cap company stocks pay low or no dividends, investment returns are expected to be achieved through capital appreciation, rather than income. These securities may also have a higher degree of price volatility, because most are not as broadly traded as those of larger companies. However, securities of smaller companies are less researched and often overlooked and undervalued by investors, which may present greater opportunities for capital appreciation.

LINDNER INTERNATIONAL FUND

REPURCHASE AGREEMENTS. The International Fund may enter into repurchase agreements. A repurchase agreement involves the purchase of a security and simultaneous agreement (generally by a bank or dealer) to repurchase that security back from the International Fund at a specified price and date or upon demand. This technique offers a method of earning income on idle cash. The repurchase agreement is effectively secured by the value of the underlying security. A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause the International Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, the International Fund may encounter delays and incur costs in liquidating the underlying security. The International Fund will not invest in repurchase agreements maturing in more than seven days. In addition, repurchase agreements will be structured in a manner reasonably designed to collateralize fully the International Fund's loan; the value of the purchased security will be monitored daily to assure that it is at least equal to the amount of the loan plus accrued interest earned thereon.

                          MANAGEMENT OF THE TRUST

      Each Fund is a separate series of Lindner Investments (the "Trust") which is an open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"). The business and affairs of the Funds are managed under the direction of the Trust's Board of Trustees. In approving the use of a single combined prospectus, the Trustees considered the possibility that one Fund might be liable for misstatements in this Prospectus regarding information concerning another Fund. Information about the Trustees and executive officers of the Trust may be found in the Statement of Additional Information.

INVESTMENT ADVISER

Ryback Management Corporation (the "Adviser" or "Ryback Management") serves as investment adviser to each Fund. The Adviser is a Michigan corporation formed in 1992. In 1993, the Adviser acquired the assets and business of Lindner Management Corporation, which had served as the adviser to the Lindner Fund, Inc., and the Lindner Dividend Fund, Inc., since their inception, predecessor funds to the Lindner Dividend Fund series and the Lindner Growth Fund series of the Trust. The Adviser's business address is 7711 Carondelet Avenue, Suite 700, St. Louis, Missouri 63105.
The Adviser is registered as an investment adviser with the Securities and Exchange Commission and the State of Missouri. Ryback Management is also registered as a stock transfer agent with the Securities and Exchange Commission. Ryback Management is controlled by three irrevocable trusts u/t/a dated October 14, 1992 (the "Valassis Trusts") which as of June 30, 1995 owned 90% of the voting securities of the Adviser. The Valassis Trusts are investment entities formed for the benefit of the members of the George Valassis family. The remaining 10% of the stock of the Adviser is owned by Eric Ryback, the President of the Adviser. As of June 30, 1995 the Adviser managed over $3.2 billion of assets.

Eric E. Ryback has been the manager of Lindner Dividend Fund and its predecessor since 1984 and the manager of Lindner Utility Fund and Lindner/Ryback Small-Cap Fund since their inceptions in October 1993 and January 1994, respectively. Mr. Ryback and Lawrence G. Callahan are co-managers of Lindner Bulwark Fund and have been since its inception in February 1994. Mr. Ryback, Mr. Callahan and Robert A. Lange are co-managers of Lindner Growth Fund and its predecessor (Mr. Ryback since 1984, Mr. Callahan since 1993 and Mr. Lange since 1977). Mr. Ryback and Mr. Lange have also been co-managers of Lindner International Fund since its inception in January 1995.

Under Advisory Contracts with the Trust approved by its shareholders on September 23, 1993, February 11, 1994, December 29, 1994, and June 29, 1995, the Adviser provides each Fund with investment advisory services, office space and personnel. The Adviser also pays the salaries and fees of the Trust's officers and directors who are interested persons of the Trust, the charges for all clerical services relating to the Funds' investments, and all promotional expenses of each Fund, including the printing and mailing of the prospectus to persons other than current shareholders.

Each Fund pays all of its other costs and expenses including interest, taxes, fees of directors who are not interested persons of the Trust, administrative expenses related directly to the issuance and redemption of shares (such as expenses of registering or qualifying shares for sale, charges of custodians, transfer agents, and registrars), costs of printing and mailing reports and notices to shareholders, charges for auditing services and legal services, and other fees and commissions of every kind not expressly assumed by the Adviser. The Trust's expenses are, however, limited by an excess expense reimbursement provision in the Advisory Contracts. For the Dividend Fund and Growth Fund, if the ratio of annual operating and management expenses (excluding taxes and interest) exceeds 1-1/2% of the first $30 million of its average net assets, plus 1% of the excess of $30 million of average net assets, the Advisory Contract requires the Adviser to reimburse that Fund for any such excess on a quarterly basis. For all other Funds, if the amount of annual operating and management expenses (excluding taxes and interest) exceeds the most stringent limitation imposed by state law on expense limitations in a state in which that Fund's shares are qualified for sale, the Advisory Contracts require the Adviser to reimburse that Fund for any such excess.

The Dividend Fund pays a fee to the Adviser on an annualized basis (before any reimbursement of expenses) of 7/10 of 1% on the first $50,000,000, 6/10 of 1% of the next $150,000,000 and 5/10 of 1% on the excess of $200,000,000 of average net assets.

The Growth Fund pays a basic fee to the Adviser (before any reimbursement of expenses) of 0.7% per annum of the first $50 million of average net assets of the Growth Fund, plus 0.6% of the next $350 million and 0.5% of the excess over $400 million, subject to increase or decrease (performance bonus or penalty), depending on the Growth Fund's investment performance compared with the investment record of the Standard & Poor's 500 Stock Composite Index. The maximum fee possible, assuming maximum performance, is 0.9% of the first $50 million of average net assets, 0.8% of the next $350 million and 0.7% of the excess over $400 million. The smallest fee possible, assuming poorest performance, is 0.5% of the first $50 million of average net assets, 0.4% for the next $350 million and 0.3% of the excess over $400 million.

   For Lindner Utility Fund and Lindner/Ryback Small-Cap Fund, the Adviser will receive a monthly management fee (before reimbursement of expenses to each Fund, if any) equal to 1/12th of 7/10 of 1% on the first $50,000,000, 1/12th of 6/10ths of 1% of the next $150,000,000 and 1/12th of 5/10ths of 1% of the excess of $200,000,000 of average daily net assets. For Lindner Bulwark Fund and Lindner International Fund, the Adviser will receive a monthly management fee (before reimbursement of expenses to the Fund, if any) equal to 1/12th of 1% of average daily net assets of the Fund. The management fees for the Bulwark Fund and the International Fund are considered higher than the fees paid by most other mutual funds, and are believed to be warranted in view of the wide scope of specialized investment activities contemplated by the Adviser for these two Funds.

TRANSFER AND DIVIDEND PAYING AGENT

Ryback Management acts as the Funds' transfer and dividend paying agent. Ryback Management provides these services under an Agency Agreement approved by shareholders of the Trust on September 23, 1993. Under the Agency Agreement each Fund pays Ryback Management a fee of $0.75 per shareholder account per month plus reimbursement of all costs.

CUSTODIANS

Star Bank, N.A. ("Star Bank"), Cincinnati, Ohio, acts as custodian of all cash and domestic securities of all Funds. Star Bank receives a monthly fee for each Fund based on monthly average net assets of all Funds, which fee is allocated among the Funds on the basis of their net asset value. The Chase Manhattan Bank, N.A. ("Chase") serves as the Funds' custodian of foreign securities and precious metals. Chase charges custodian fees on a sliding scale depending on the countries in which each Fund is invested. Precious metal safekeeping charges are based on the amount being stored, while charges for options and futures contracts are made on a per transaction basis. The Custodians are also responsible for the settlement of security trades and the collection of dividends and interest due each Fund. Their custody does not involve advice or decisions as to the purchase or sale of portfolio securities.

INDEPENDENT AUDITORS

Deloitte & Touche LLP, independent auditors, St. Louis, Missouri, provides regular audit services to the Funds. Regular audit services include, but are not limited to, audits of the annual financial statements of the Funds and consultations relating to accounting and financial reporting.

                     DIVIDENDS, DISTRIBUTION AND TAXES

PAYMENT OF DIVIDENDS AND DISTRIBUTIONS

   The policy of Lindner Growth Fund, Lindner Bulwark Fund, Lindner/Ryback Small-Cap Fund and Lindner International Fund is to declare annual dividends from net investment income and from net realized capital gains, if any, in late September, following the end of the fiscal year of these Funds. The policy of Lindner Dividend Fund and Lindner Utility Fund is to distribute substantially all of its net investment income through the payment of quarterly dividends in July, October, January and April, within 15 days after the respective record dates. Net realized capital gains, if any, will be distributed by Lindner Dividend Fund and Lindner Utility Fund in late September, following the end of the fiscal year of the Fund.

Each Fund's fiscal year ends on June 30. However, a mutual fund is required to distribute on a calendar year basis at least 98% of its ordinary income for each calendar year and 98% of net capital gains realized (if any) in the 12 month period beginning November 1 and ending October 31 in order to avoid an excise tax. Therefore, the Funds may declare additional dividends from net investment income and from net realized capital gains in the latter part of each December. If a Fund declares a dividend and/or capital gain distribution in October, November, or December made payable to shareholders of record in such month which is paid during January of the following year, such distribution is considered taxable income to the shareholder on December 31 of the year in which the distribution is declared.

Each Fund will automatically reinvest dividends and capital gain distributions in Fund shares at the net asset value determined as of the closing of the New York Stock Exchange on the day following the record date for such dividends or distributions, unless the holder by written notice received no later than the record date indicates his intention to receive such dividend or distribution in cash.

TAXATION OF DIVIDENDS AND DISTRIBUTIONS

Each Fund intends to maintain its qualification as a "regulated investment company" under the Internal Revenue Code by distributing as dividends not less than 90% of its taxable income plus 90% of its net tax exempt income and by continuing to comply with all other requirements of Subchapter M of the Code. Each Fund will not be liable for federal income taxes to the extent it distributes its taxable income. If a Fund did not maintain its qualification as a regulated investment company, it would be subject to federal income tax in the same manner as a regular corporation. Each Fund also intends to distribute substantially all capital gains and ordinary income and thus avoid imposition of the excise tax on regulated investment companies that fail to distribute sufficient ordinary income and capital gain within each calendar year.

Shareholders generally are liable for federal income taxes on the income dividends and capital gain distributions of each Fund (whether or not reinvested in shares of each Fund). However, shareholders not subject to tax on their income will not be required to pay tax on amounts distributed to them.

Under current law long-term capital gain distributions received by shareholders other than corporations are taxed at preferential rates. In the case of noncorporate shareholders, long-term capital gains will not be taxed at a rate exceeding 28% whereas other taxable income may be taxed at a maximum 39.6% rate. For corporate shareholders, capital gain distributions are taxed at the same rate as ordinary income. Generally, a loss from the sale of Fund shares held for more than one year is treated as a long-term capital loss. However, a shareholder who purchases Fund shares and sells them at a loss within six months of purchase also realizes a long-term capital loss to the extent of long-term capital gain dividends on such shares. Each Fund will inform shareholders of the amount and nature of all distributed income or gains.

DIVIDENDS RECEIVED DEDUCTION

Dividends from domestic corporations (other than capital gain dividends) received by corporate shareholders may qualify for a 70% dividends received deduction. Each Fund will furnish, upon request, a confirmation to corporate shareholders reflecting the amount of dividends which do not qualify for the dividends received deduction.

OTHER TAX CONSEQUENCES

In addition to the federal income tax consequences described above, there may be other federal, state or local tax considerations applicable to the circumstances of a particular investor. Shareholders are urged to consult their own advisors to review the effect of their investment in each Fund on their own tax situation.

EFFECT OF DIVIDENDS AND DISTRIBUTIONS ON NET ASSET VALUE

Any dividends or capital gains distributions paid shortly after a purchase of shares by an investor will have the effect of reducing the per share net asset value of his shares by the amount of the dividends or distributions. All or a portion of such dividends or distributions, although in effect a return of capital, are subject to taxes, which may be at ordinary income tax rates.

                         WITHHOLDING CERTIFICATION

Before a Fund will establish a new account or effect registration changes in an existing account, a shareholder must certify to the Fund on Internal Revenue Service Form W-9 his taxpayer identification number and certify that the shareholder is not subject to withholding of dividend payments due to past under-reporting of such payments. Each Fund is required by statute to withhold 31% of a shareholder's reportable dividend payments if (i) a shareholder fails to certify as to his taxpayer identification number, (ii) a shareholder fails to certify that he is not subject to withholding, (iii) the Internal Revenue Service notifies the Fund that a shareholder has furnished an incorrect taxpayer identification number, or (iv) the Internal Revenue Service notifies the Fund that a shareholder has underreported interest or dividends in the past. Investors may use the certification statement on the "Share Purchase Application" in lieu of IRS Form W-9 when establishing a new account.

               PURCHASE OF SHARES AND SHAREHOLDER INQUIRIES

Investors may purchase shares directly from the Funds at net asset value. The Funds determine net asset value once daily. Purchase at net asset value means the net asset value as next determined after a Fund receives a purchase order. The purchase of shares through broker-dealers or other financial institutions may be subject to a service fee by those entities. Such entities have the responsibility of submitting the purchase order to the Funds prior to the Funds' next determination of net asset value in order to obtain the purchase price that would be applicable if the order had been placed directly with the Funds. Broker-dealers or other financial institutions may be liable to an investor for any losses arising from their failure to timely communicate purchase orders to the Funds. See "Pricing of Shares for Purchase or Redemption."

Subject to the requirements of the 1940 Act, the Funds, at their discretion, may issue shares in exchange for acceptable quantities of publicly traded securities meeting their criteria for purchase or retention. Such an exchange will result in a taxable transaction to the person acquiring any Fund shares. The Funds may similarly issue shares in connection with any merger or consolidation with or acquisition of the assets of any other investment company or trust.

In order to establish a new account with any of the Funds, a written "Share Purchase Application" for the purchase of shares must be addressed to Lindner Investments, P.O. Box 11208, St. Louis, Missouri 63105.
Shareholders using an overnight form of delivery (e.g. Express Mail) should address their applications to 7711 Carondelet Ave., Ste. 700, St. Louis, Missouri 63015, to insure prompt delivery. Shareholders should direct their inquiries regarding any other matter to the post office box address.

The minimum initial purchase for shares of Lindner Dividend Fund or Lindner Growth Fund is $2,000. The minimum initial purchase for shares of all other Funds is $3,000. Subsequent purchases must be in amounts of at least $100. All checks must be payable in U.S. dollars and drawn on a U.S. financial institution. Additional purchases may also be made by one of the following methods:

BY MAIL. Investors may make additional purchases by mailing the purchase order stub, which is attached to an account confirmation statement, or by sending a letter indicating that the investor would like to purchase shares of any Fund and indicating the name(s) in which the account is registered, and the account number, together with a check payable to Lindner Investments to the address given above.

BY WIRE. Investors may purchase additional shares by wiring the amount of a purchase to the Funds' domestic custodian, Star Bank, N.A. An investor must notify the Funds of his intention to wire funds prior to effecting such wire by prepaid telephone call at (314) 727-5305. The Funds will not accept wires of which they have not been previously notified. A bank may charge an investor a fee to wire funds. If applicable, wire charges incurred will be passed through to the shareholder and deducted directly from the monies being wired.

BY TELEPHONE. Provided a shareholder has elected to establish telephone privileges with the Funds (see "Share Purchase Application"), a shareholder may purchase additional shares, in an amount not to exceed the current balance in his account, by prepaid telephone call to the Fund at (314) 727-5305. Payment must be received no later than seven days after the date on which the purchase was effected. IF PAYMENT IS NOT RECEIVED WITHIN THE TIME REQUIRED, THE ORDER WILL BE SUBJECT TO CANCELLATION AND THE SHAREHOLDER WILL BE RESPONSIBLE FOR ANY LOSS INCURRED.

The Funds will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures may include, among others, requiring some form of personal identification prior to acting upon telephonic instructions, providing written confirmations of all such transactions, and/or tape recording all telephonic instructions. IF PROCEDURES SUCH AS THE ABOVE ARE NOT FOLLOWED, RYBACK MANAGEMENT CORPORATION AND THE FUNDS MAY BE LIABLE FOR LOSSES, COSTS, OR EXPENSES FOR ACTING UPON AN INVESTOR'S TELEPHONE INSTRUCTIONS. RYBACK MANAGEMENT WILL HAVE AUTHORITY, AS AGENT, TO REDEEM SHARES IN THE ACCOUNT TO COVER ANY SUCH LOSS. As a result of this policy, the investor will bear risk of any loss unless the Funds have failed to follow procedures such as the above.

ADDITIONAL INFORMATION ABOUT INVESTMENTS IN THE FUNDS

The Transfer Agent will send a confirmation after each transaction affecting a shareholder's account, including dividend payments or reinvestments. In addition, the Transfer Agent will provide, upon receipt of a written request and a check in the amount of $25 payable to Ryback Management Corporation, a listing of the transactions affecting a shareholder's account in prior years. Any discrepancies in a shareholder's account statement should be brought to the attention of the Transfer Agent promptly.

   ONCE A SHAREHOLDER HAS MAILED, TELEPHONED OR OTHERWISE TRANSMITTED HIS OR HER INVESTMENT INSTRUCTIONS TO THE FUNDS, IT MAY NOT BE MODIFIED OR CANCELLED. The Funds cannot accept investments specifying a certain price or date and will not honor such requests.

Certificates will not be issued for shares unless requested in writing with all owners' signatures. Certificates will be issued for full shares only and cannot be issued to a third party. Certificates are not available for IRA accounts. A shareholder cannot redeem certificated shares unless he surrenders the certificates to the Fund. A certificate will not be issued until 15 days after a purchase, or if a Fund has proof of payment. There is no charge for issuing certificates.

Purchases of shares are subject to acceptance by the Funds and are not binding until accepted. Acceptance of any request to purchase shares is determined upon receipt of the request at the offices of the Funds. The Funds reserve the right to reject purchases under circumstances or in amounts considered disadvantageous to the Funds.

                           REDEMPTION OF SHARES

A shareholder may tender all or any part of his shares to a Fund for redemption. The price at which a Fund redeems shares is the net asset value per share as next computed after either (a) a written request is received "in good order" at the office of the Fund or (b) a telephone request is placed with a Fund by a shareholder who has established Telephone Privileges. The value of shares on redemption may be more or less than the investor's cost, depending on the market value of the portfolio securities at the time of redemption.

A shareholder may redeem shares in the following manners:

BY MAIL.  By written request addressed to:

                            Lindner Investments
                              P.O. Box 11208
                            St. Louis, MO 63105

A written redemption request is "in good order" if the request is properly endorsed by all registered shareholders in the exact names in which the shares are registered, accompanied by properly endorsed share certificates, if any have been issued, and states the name of the Fund, the account number, the exact name(s) of the shareholder(s) in which the account is registered as shown on the latest confirmation, and the number of shares or dollar amount to be redeemed.

The following redemption requests must be in writing and must have signatures (including the signatures on any share certificate) guaranteed by a bank, trust company, savings and loan association, or a member of a national stock exchange (a Notary Public is not an acceptable guarantor):
(1) redemptions on accounts that have requested an address change within the preceding three months; (2) redemptions for which the proceeds are to be sent to someone other than the registered shareholder(s) and/or to an address other than the address of record; or (3) redemptions for which the proceeds are to be wired and the wire instructions are different than those previously submitted.

The following redemptions must be in writing, but do not require signature guarantee (unless one of the above circumstances applies): (1) all IRA accounts, and (2) redemptions of shares for which certificates have been issued. IRA account redemptions must also be accompanied by Internal Revenue Service Form W-4P. IRA redemption requests not accompanied by Form W-4P will be subject to withholding. Additional documentation may be required from corporations, executors, administrators, trustees, or guardians.

   BY TELEPHONE. By prepaid telephone call to the Funds at (314) 727-5305 requesting that the proceeds be mailed to the shareholder, provided that he or she has previously established Telephone Privileges with the Funds (see "Share Purchase Application") and have not requested an address change in the preceding three months. The Funds reserve the right to refuse telephone redemptions and may limit the amount involved or the number of telephone redemptions. IRA accounts may not be redeemed by telephone. Once a shareholder has placed a telephone redemption, it may not be modified or cancelled.

The Funds will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures may include, among others and in addition to those specified in the above paragraph, requiring some form of personal identification prior to acting upon telephonic instructions, providing written confirmations of all such transactions, and/or tape recording all telephonic instructions. IF PROCEDURES SUCH AS THE ABOVE ARE NOT FOLLOWED, RYBACK MANAGEMENT CORPORATION AND THE FUNDS MAY BE LIABLE FOR LOSSES, COSTS, OR EXPENSES FOR ACTING UPON AN INVESTOR'S TELEPHONE INSTRUCTIONS OR FOR ANY UNAUTHORIZED TELEPHONE REDEMPTION. As a result of this policy, the investor will bear the risk of any loss unless the Funds have failed to follow procedures such as the above.

   REDEMPTION FEE. Until October 1, 1995, the Funds reduced the amount payable on redemption of shares by 2% if shares were redeemed within 60 days after purchase. This charge did not apply to redemptions made under a systematic withdrawal plan (see "Systematic Withdrawal Plan"). The amount of the charge did not accrue to the benefit of the Adviser, but rather will became an asset of the applicable Fund. The amount of such charges during the fiscal year ended June 30, 1995, were $36,150,

$22,360, $34,262, $38,740 and $1,421 for Lindner Growth Fund, Lindner Dividend Fund, Lindner Utility Fund, Lindner Bulwark Fund and Lindner/Ryback Small-Cap Fund, respectively. Effective October 1, 1995, this redemption fee was discontinued.

REDEMPTION THROUGH THIRD PARTIES. The redemption of shares through broker-dealers or other financial institutions may be subject to a service fee by those entities. Such entities have the responsibility of submitting the redemption request to the Funds prior to the Funds' next determination of net asset value in order to obtain the redemption price that would be applicable if the request had been placed directly with the Funds. Broker-dealers and other financial institutions may be liable to an investor for any losses arising from their failure to timely deliver redemption requests to the Funds. See "Pricing of Shares for Purchase or Redemption."

   DISBURSEMENT BY MAIL. The Funds will normally disburse payment by check within seven days after their receipt of a shareholder request for redemption. A charge of $25 will be deducted from a shareholder's account if a shareholder requests the redemption proceeds to be sent by overnight delivery (e.g., express mail). Under the 1940 Act, the Funds may postpone the date of payment for redeemed shares, or the Funds' obligation to redeem their shares may be suspended, (1) for any period during which the New York Stock Exchange is closed (other than customary week-end and holiday closing) or during which trading on the Exchange is restricted (as determined by the Securities and Exchange Commission), (2) for any period during which an emergency exists (as determined by the Securities and Exchange Commission) which makes it impracticable for the Funds to dispose of their securities or to fairly determine the value of their net assets, or (3) for such other periods as the Securities and Exchange Commission may by order permit for the protection of shareholders.

BY WIRE. A shareholder may obtain the proceeds of a redemption by a bank wire of Federal Funds if he has previously established Wire Privileges with the Funds and provided the necessary information (see "Share Purchase Application"). Under normal circumstances, the shareholder's Federal Funds wire will be posted to his or her bank account the business day following the date of the shareholder's redemption transaction. However, the Funds have up to seven days to disburse the proceeds. If the proceeds are wired to an account at a bank that is not a member of the Federal Reserve System, there could be a delay in crediting the funds to the bank account. A shareholder will be required to pay a charge for wiring cost (currently, $10), which will be deducted from the amount being wired.

BY AUTOMATIC CLEARING HOUSE (ACH). A shareholder may obtain the proceeds of a redemption by Automatic Clearing House (ACH) funds if he or she has previously established ACH Privileges with the Funds and provided the necessary information (see "Share Purchase Application") ACH is a convenient electronic means of cash movement that is used by thousands of individuals and corporations. Under normal circumstances, proceeds will be posted to the shareholder's bank account the evening of the second business day following the date of the shareholder's redemption transaction. However, the Funds have up to seven days to disburse the proceeds. Currently, there are no fees for this service.

In the case of recently purchased shares, proceeds will not be mailed, sent by ACH or Federal Funds wire until the Funds are satisfied that checks given in payment of shares being redeemed have cleared, which may take up to 15 days.

INVOLUNTARY REDEMPTION. In an attempt to reduce expenses, partly attributable to maintaining small accounts, the Funds reserve the right to redeem, upon 30 days' written notice, all of the shares of a shareholder whose account has a net asset value of less than $3,000 due to the shareholder's redemptions. During the 30-day notice period, the shareholder may make an additional investment in an amount that will increase the value of the account to at least $3,000 ($2,000 in the case of the Divdend Fund and the Growth Fund).

               PRICING OF SHARES FOR PURCHASE OR REDEMPTION

Each Fund determines its current net asset value at the close of trading on each business day on which at least one of the following markets is open:
New York Stock Exchange, American Stock Exchange, or the Nasdaq Stock Market. Net asset value is calculated by dividing the value of each Fund's securities, plus any cash and other assets (including dividends and interest accrued but not collected) less all liabilities (including accrued expenses) by the total number of shares outstanding.

Investments in securities traded on a national securities exchange or quoted on the Nasdaq National Market System are valued at the last reported sales price as of the close of the New York Stock Exchange. Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the mean between the last reported bid and asked prices. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Securities and assets for which quotations are not readily available are valued at fair value as determined in good faith by or pursuant to procedures established by the Trustees.

The value of foreign securities is converted into U.S. dollars at the rate of exchange prevailing on the valuation date. Purchases and sales of foreign securities as well as income and expenses related to such securities are converted at the prevailing rate of exchange on the respective dates of such transactions.

Each Fund may, to the extent permitted by its investment restrictions, have positions in portfolio securities for which market quotations are not readily available. It may be difficult to determine precisely the fair market value for such investments and there may be a range of values which are reasonable at any particular time. Determination of fair value in such instances will be based upon such factors as are deemed relevant under the circumstances, including the financial condition and operating results of the issuer, recent third party transactions (actual or proposed) relating to such securities and, in extreme cases, the liquidation value of the issuer.

Net asset value represents the price for purchase orders received and shares tendered for redemption during the period following the previous price determination and prior to the close of the New York Stock Exchange (currently 3:00 p.m., Central Time). For purchase orders received and shares tendered for redemption after the closing of the New York Stock Exchange, the Fund will determine net asset value as of the closing on the following trading day.

             EXCHANGING AN INVESTMENT FROM ONE FUND TO ANOTHER

GENERAL

Subject to any applicable minimum initial investment requirements, a shareholder may exchange shares of one Fund for shares of any identically registered other Fund in the Lindner Investments family of funds. The exchange privilege is not designed to afford shareholders a way to play short-term swings in the market. Lindner Investments is not suitable for that purpose. In addition, the shares being exchanged and the shares of each Fund being acquired must meet the minimum investment requirement, if any, of the Fund being acquired.

BY TELEPHONE. A shareholder may exchange shares by phone if he or she has established telephone privileges with the Trust and the account registrations and options (for example, automatic reinvestment of dividends) are identical. Before calling, a shareholder should read "Additional Information About Share Exchanges", below.

BY MAIL. A shareholder may direct the Trust in writing to exchange shares. If the shares are owned by two or more persons, the request should be signed by each person. All signatures should be exactly as the name appears in the registration; for example, if an owner's name is registered as David Lee Smith, he should sign that way and not as David L. Smith.

ADDITIONAL INFORMATION ABOUT SHARE EXCHANGES

      (1) The shares of the Fund being acquired must be qualified for sale in the shareholder's state of residence.

      (2) If the shares being surrendered for exchange are represented by a negotiable stock certificate, the certificate must be returned to Ryback Management before the conversion can be effected.

      (3) Once a shareholder has made an exchange request by telephone or mail, it is irrevocable and may not be modified or cancelled.

      (4) For the purposes of processing exchanges, the value of the shares surrendered and the value of the shares acquired are the net asset values of such shares next computed after receipt of an exchange order.

      (5) Shares may not be exchanged unless the shareholder has furnished the Trust with the correct tax identification number, certified as prescribed by the Internal Revenue Code and Regulations. (See "Withholding Certification").

      (6) An exchange of shares is, for federal income tax purposes, a sale of the shares, on which a shareholder may realize a taxable gain or loss.

      (7) If the request is made by a corporation, partnership, trust, fiduciary, agent or unincorporated association, Ryback Management will require evidence satisfactory to it of the authority of the individual signing the request.

                         AUTOMATIC INVESTMENT PLAN

An Automatic Investment Plan is available to a shareholder of the Funds who wishes to invest a specific amount of money on an automatic basis. A shareholder may authorize the Funds to automatically debit his or her bank account on a monthly or semi-monthly basis. Debits must be made in amounts of $100 or more and may be made once per month on the 15th or last business day of the month, or semi-monthly on both such days. If the 15th falls on a weekend or holiday, the account will be debited on the following business day. Shareholders may participate in the Automatic Investment Plan by signing a form provided on request. Requests to participate in the Automatic Investment plan and inquiries regarding the same should be made to Lindner Investments, P.O. Box 11208, St. Louis, Missouri 63105. All requests to change or discontinue the Automatic Investment Plan must be received in writing fifteen (15) days prior to the next scheduled debit date.

                             PAYROLL DEDUCTION

Many employers today provide for payroll deduction. This allows employees to direct a portion of their pay to the investment option of their choice via Automatic Clearing House (ACH). ACH is a convenient wire service that is used by thousands of corporations and individuals. The Lindner Funds will accept a shareholder's direct deposit in amounts of at least $100. Shareholders who wish to use Payroll Deduction to invest need to obtain the proper instructions from the Lindner Funds. Requests to participate in Payroll Deduction and inquiries regarding the same should be made to Lindner Investments, P.O. Box 11208, St. Louis, Missouri 63105.

                        SYSTEMATIC WITHDRAWAL PLAN

A systematic withdrawal plan is available to any holder of shares of a Fund whose total account value is at least $15,000 and who wishes to withdraw fixed amounts of money from his investment in that Fund's shares on a systematic basis. Withdrawals must be in amounts of $100 or more and may be made monthly or quarterly, at an annual rate not exceeding 40% of the value of the holder's shares at the inception of the shareholder's systematic withdrawal plan. However, shareholders participating in a systematic withdrawal plan retain the same rights to redemption as any other shareholder.

Under a systematic withdrawal plan, the shareholder receives cash withdrawals out of the proceeds of the redemption at net asset value of full and fractional deposited shares. The Fund redeems shares for this purpose as of the close of the first business day following the twentieth day of each month in which a withdrawal is made. The redemption of shares to make payments under this plan involves the use of principal and will reduce and may eventually exhaust the account. Each redemption of shares will result in a gain or loss that must be reported on the participating shareholder's income tax return. Establishment of a systematic withdrawal account constitutes an election by the shareholder to reinvest all income dividends and capital gains distributions payable on his account in additional Fund shares at net asset value.

Shareholders may participate in the systematic withdrawal plan by signing a form provided on request and depositing any stock certificates subjected to the plan. Requests to participate in the systematic withdrawal plan and inquiries regarding the same should be made to Lindner Investments, P.O. Box 11208, St. Louis, Missouri 63105. An investor may terminate the systematic withdrawal plan at any time by written notice to the Funds.

                      INDIVIDUAL RETIREMENT ACCOUNTS

An Individual Retirement Account Plan (an "IRA Plan") is available to employed (including self-employed) persons and their non-employed spouses. All contributions to such an IRA Plan are invested in shares of the applicable Fund. The initial minimum investment for an IRA Plan account for which Star Bank serves as Custodian is $250. Subsequent purchases must be in an amount of at least $100.

Contributions to an IRA Plan must be post-marked no later than the due date of the tax return (without extensions) for the contribution year for which the contribution is being made. Withdrawals from an IRA Plan must be in writing and accompanied by Internal Revenue Service Form W-4P. IRA redemption requests not accompanied by Form W-4P will be subject to income tax withholding.

Star Bank, N.A., serves as Custodian under IRA Plans. The Custodian's fee and other information about an IRA Plan are disclosed in Plan documents including a Disclosure Statement that must be obtained from the Funds before investing in an IRA Plan. Investors should also consult with their individual tax advisors regarding the appropriateness of their investment in an IRA Plan. Requests for applications to establish an IRA Plan should be addressed to Lindner Investments, P.O. Box 11208, St. Louis, Missouri 63105.

                                PERFORMANCE

The Funds may from time to time include their "average annual total returns" in communications to present or prospective investors. "Average annual total return" is the annual percentage change in an investment, assuming the reinvestment of dividends and capital gains distributions, over a stated period of time.

   "Average annual total return" is a historical measure of performance and is not necessarily indicative of the Funds' future performance. This measure will vary from time to time depending on numerous factors, including market conditions, the composition of each Fund's portfolio and the operating expenses incurred by each Fund. On occasion, the Funds may compare their performance to that of other recognized financial indices, such as the Standard & Poor's 500 Composite Stock Price Index, the Russell 2000 Index or the New York Stock Exchange Utility Index. As with other performance data, performance comparisons should not be considered representative of the Funds' relative performance for any future period. Additional information about each Fund's performance also appears in the Lindner Investments Annual Report to Shareholders for the fiscal year ended June 30, 1995, which may be obtained without charge.

   Set forth below are comparative line graphs showing the performance of each Fund in comparison to certain selected broad-based securities market indices that the Adviser deems to be appropriate for comparison purposes, showing the value of a hypothetical $10,000 initial investment in each of the Funds at the end of each fiscal year for the past 10 years, or for that shorter period of time that a Fund has been in existence, if applicable.
For purposes of these graphs, it is assumed that all dividends and capital gains distributions from the Funds and the stocks comprising the comparative indices are reinvested.

   LINDNER DIVIDEND FUND:

      Comparison of the Fund with the Standard & Poor's 500-Stock Index:

                       Standard & Poor's  Lindner Dividend
Fiscal Year Covered     500-Stock Index        Fund
-------------------    -----------------  ----------------
    Feb. 1985             $10,000            $10,000
    Feb. 1986              13,047             11,746
    Feb. 1987              16,896             14,354
    Feb. 1988              16,442             14,280
    Feb. 1989              18,391             16,595
    Feb. 1990              21,861             17,837
    Feb. 1991              25,061             18,522
    Feb. 1992              29,058             22,765
    Feb. 1993              32,150             27,381
    Feb. 1994              34,823             30,445
    Feb. 1995              37,383             30,312
    Jun. 1995              42,154             32,773

LINDNER GROWTH FUND:

Comparison of the Fund with the Standard & Poor's 500-Stock Index:

Fiscal Year Covered   Standard & Poor's   Lindner Growth
  (Ended June 30)      500-Stock Index        Fund
-------------------   -----------------   --------------
     1985                 $10,000           $10,000
     1986                  13,581            11,742
     1987                  16,998            14,406
     1988                  15,822            15,485
     1989                  19,066            18,042
     1990                  22,204            19,465
     1991                  23,841            19,421
     1992                  27,033            22,835
     1993                  30,710            26,230
     1994                  31,141            27,497
     1995                  39,247            31,592


LINDNER UTILITY FUND:

Comparison of the Fund with the Dow Jones Utilities Index and the NYSE Utilities Index:

Fiscal Year Covered    Dow Jones    NYSE Utilities  Lindner Utility
  (Ended June 30)    Utility Index     Index           Fund
-------------------  -------------  --------------  ---------------
Oct. 1993 (inception)   $10,000       $10,000         $10,000
     1994                 7,508         8,641          10,039
     1995                 9,141         9,751          11,295

LINDNER BULWARK FUND:

Comparison of the Fund with the Standard & Poor's 500-Stock Index:

Fiscal Year Covered    Standard & Poor's     Lindner Bulwark
  (Ended June 30)       500-Stock Index            Fund
-------------------    -----------------     ---------------
Feb. 1994 (inception)      $10,000              $10,000
     1994                    9,556               10,244
     1995                   12,043               10,254

LINDNER/RYBACK SMALL-CAP FUND:

Comparison of the Fund with the Russell 2000 Small-Cap Index:

Fiscal Year Covered     Russell      Lindner/Ryback
  (Ended June 30)      2000 Index    Small-Cap Fund
-------------------    ----------    --------------
Jan. 1994 (inception)      $10,000      $10,000
     1994                    8,142        9,580
     1995                    6,338       10,954

LINDNER INTERNATIONAL FUND:

Comparison of the Fund with the Morgan Stanley Capital International Europe, Australia and Far East ("MSCIEAFE") Index:

                                        Lindner
Fiscal Year Covered      MSCIEAFE    International
  (Ended June 30)         Index          Fund
-------------------      --------    -------------
Jan. 1995 (inception)    $10,000       $10,000
     1995                 10,260        10,099

                             OTHER INFORMATION

The Trust was organized as a business trust under the laws of the Commonwealth of Massachusetts on July 20, 1993, under a Declaration of Trust. The Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares and to create an unlimited number of series of shares ("Series"). Each Fund is a Series of the Trust.

   When issued, the shares of the Funds will be fully paid, nonassessable and redeemable. Each shareholder is entitled to one vote for each share owned, with each fractional share receiving the same proportion of a vote. The Funds do not intend to hold annual meetings; they may, however, hold special shareholder meetings for purposes such as changing fundamental policies or electing trustees. The Board of Trustees shall promptly call a meeting for the purpose of electing or removing trustees when requested in writing to do so by the shareholders of any Series holding at least 10% of the outstanding shares of a Series entitled to be cast at such meeting. The term of office of each trustee is of unlimited duration. The holders of at least two-thirds of the outstanding shares of all Series of the Trust may remove a trustee from that position either by declaration in writing or by votes cast in person or by proxy at a meeting called for that purpose. As of June 30, 1995, no person controlled the Trust, as defined under the 1940 Act.

Shareholders will vote by Series except as otherwise required by the 1940 Act. Matters affecting an individual Series include, but are not limited to, the investment objectives, policies and restrictions of that Series. Shares have no subscription, preemptive or conversion rights. Certificates will not be issued unless requested by an investor. Shares do not have cumulative voting rights when voting on the election of Trustees. Therefore, the holders of more than 50% of the aggregate number of shares of all Series of the Trust may elect all the Trustees.

The Trust will send annual and semi-annual reports of the Funds to its shareholders. The financial statements appearing in the annual reports will be audited by independent accountants. In addition, Ryback Management, as transfer agent, will send to each shareholder having an account directly with the Funds a confirmation statement with respect to each transaction effected in the account, showing transactions in the account, the total number of shares owned and any dividends or distributions paid. All securities and cash of the Funds will be held by the Custodians. Ryback Management will act as dividend disbursing and transfer agent for the Funds. Inquiries regarding the Funds may be directed in writing to Lindner Investments at 7711 Carondelet, St. Louis, Missouri 63105, or by calling (314) 727-5305.

                                  COUNSEL

Legal matters for the Trust and the validity of the shares of each Series of the Trust will be passed upon by Dykema Gossett PLLC, Detroit, Michigan, counsel to the Trust.

                                 APPENDIX

Standard and Poor's Corporation
Bond Rating Definitions

AAA - Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for debt in higher rated categories.

BB, B, CCC, CC and C - Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt may have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Note: The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show the relative standing within the major categories.


Moody's Investors Service, Inc. Corporate
Bond Rating Definitions

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as an upper medium grade obligation. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the security over any long period for time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers l, 2 and 3 in each generic rating classification from Aaa through B in its corporate bond rating system. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

LINDNER INVESTMENTS
      7711 Carondelet Avenue
            Ste. 700
            P.O. Box 11208
            St. Louis, Missouri 63105
INVESTMENT ADVISER
            Ryback Management Corporation
CUSTODIANS
            Star Bank, N.A.
            The Chase Manhattan Bank, N.A.
COUNSEL
            Dykema Gossett PLLC
INDEPENDENT AUDITORS
            Deloitte & Touche LLP
TRANSFER AGENT
            Ryback Management Corporation

   No person has been authorized to give any information or to make any representations other than those contained in this Prospectus and the Statement of Additional Information dated October 1, 1995 and, if given or made, such information or representations may not be relied upon as having been authorized by Lindner Investments. This Prospectus does not constitute an offer to sell or the solicitation of an offer to buy, nor shall there by any sale of, these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful. The delivery of this Prospectus at any time shall not imply that there has been no change in the affairs of Lindner Investments or the Funds since the date hereof.

                           LINDNER DIVIDEND FUND
                           LINDNER UTILITY FUND

                            Mutual Funds whose
                           primary objective is
                             the production of
                              current income
                           --------------------
                            LINDNER GROWTH FUND
                           LINDNER BULWARK FUND
                        LINDNER INTERNATIONAL FUND
                       LINDNER/RYBACK SMALL-CAP FUND

                            Mutual Funds whose
                           primary objective is
                           capital appreciation
                           --------------------
                               PROSPECTUS DATED
                            October 1, 1995

                          Member of 100% No-Load
                            Mutual Fund Council

                                  PART B


                    STATEMENT OF ADDITIONAL INFORMATION

                                    for

                           LINDNER DIVIDEND FUND
                            LINDNER GROWTH FUND
                           LINDNER UTILITY FUND
                           LINDNER BULWARK FUND
                       LINDNER/RYBACK SMALL-CAP FUND
                                    and
                        LINDNER INTERNATIONAL FUND,

                                 Series of

                            LINDNER INVESTMENTS
                     7711 Carondelet Avenue, Suite 700
                              P.O. Box 16900
                        St. Louis, Missouri  63105
                              (314) 727-5305

                             October 1, 1995

   This Statement of Additional Information ("Statement of Additional Information" or "SAI") is meant to be read in conjunction with the Lindner Investments (the "Trust") Prospectus dated October 1, 1995, for its separate series of funds identified above (each a "Fund" and collectively, the "Funds") and is incorporated by reference in its entirety into the Prospectus. The Funds are separate series of the Trust and each represents a separate portfolio of securities and other assets with its own objective and policies. Because this Statement of Additional Information is not itself a prospectus, no investment in shares of the Funds should be made solely upon the information contained herein. Copies of the Prospectus may be obtained by writing or calling Lindner Investments. Capitalized terms used but not defined herein have the same meanings as in the Prospectus.

   The Annual Report of Lindner Investments for the fiscal year ended June 30, 1995, which has been distributed to the shareholders of each Fund pursuant to Section 30(d) of the Investment Company Act of 1940, is hereby incorporated into this Statement of Additional Information by reference.
A copy of such Annual Report will be provided to any person to whom this Statement of Additional Information is sent or given, except that holders of shares who have otherwise received the Annual Report will only be sent an additional copy upon request to the Trust. Any such request should be made by mail to the Trust at 7711 Carondelet, P.O. Box 11208, St. Louis, Missouri 63105, or by phone to (314) 727-5305.


                             TABLE OF CONTENTS
                  AND CROSS-REFERENCE SHEET TO PROSPECTUS

                              SAI
     Discussion               Page   Prospectus Title and Page

  I. Definition of Terms       2    Not discussed in Prospectus
 II. Investment Objectives
     and Policies              3    "Investment Objectives" - p. 8
III. Management of the Trust   22   "Management of the Trust" - p. 25
 IV. Control Persons and
     Principal Holders of
     Securities                24   Not discussed in Prospectus
  V. Investment Advisory and
     Other Services            25   "Management of the Trust" - p. 25
     (a) Controlling Persons   25   "Management of the Trust" - p. 25
     (b) Services Provided by
         Adviser               25   "Management of the Trust" - p. 25
     (c) Adviser Compensation  25   "Management of the Trust" - p. 25
     (d) Agency Agreement with
          Adviser              28   "Management of the Trust" - p. 25
     (e) Custodians and
         Independent Auditors  29   "Management of the Trust" - p. 25
 VI. Brokerage Allocation      29   Not discussed in Prospectus
VII. Purchase, Redemption and
     Pricing of Securities     31   "Pricing of Shares for Purchase or
                                    Redemption" - p. 35
VIII. Additional Performance
      Information              33   Not discussed in Prospectus
 IX. Financial Statements      34   Not discussed in Prospectus

I.  DEFINITION OF TERMS

For purposes of this Statement of Additional Information, the reader should assume that the terms defined below have the meanings indicated, unless the context requires otherwise.

"Adviser" or "Ryback Management" means Ryback Management Corporation, a corporation organized and existing under the laws of the State of Michigan, having its principal offices at 7711 Carondelet Avenue, P.O. Box 11208, St. Louis, Missouri 63105.

"Advisory Contracts" means the Advisory and Service Contracts between the Trust and the Adviser, dated September 23, 1993, December 28, 1994 and June 28, 1995.

"Agency Agreement" means the Agency Agreement between the Trust and Ryback Management, dated September 23, 1993, as amended.

"Fund" means each of Lindner Dividend Fund, Lindner Growth Fund, Lindner Utility Fund, Lindner Bulwark Fund, Lindner/Ryback Small-Cap Fund and Lindner International Fund, each of which has been established by the Trust a separate series (collectively, the "Trust").

   "Prospectus" means the Prospectus of the Trust dated October 1, 1995.

"Small-Cap" means companies with a market capitalization of $750 million or less.

"Trust" means Lindner Investments, a business trust organized and existing under the laws of the Commonwealth of Massachusetts, having its principal offices at 7711 Carondelet Avenue, P.O. Box 11208, St. Louis, Missouri 63105.

"Utilities" means domestic and foreign public utilities, including, but not limited to, gas, electric, telecommunications, cable television, water and energy utilities.

"1940 Act" means the federal Investment Company Act of 1940, as amended.

II.  INVESTMENT OBJECTIVES AND POLICIES

Investment Objectives

Lindner Dividend Fund. The primary objective of the Dividend Fund is the production of current income. Consistent with this objective, the Dividend Fund invests in various types of securities yielding a rate of return materially higher than that paid on either the Standard & Poor's Composite Average of 500 stocks or on passbook savings accounts, including common stocks paying dividends which the Dividend Fund expects to be maintained or increased.

Lindner Growth Fund. The primary objective of the Growth Fund is long-term capital appreciation. The production of current income is a secondary objective of the Growth Fund. Consistent with these objectives, the Growth Fund will ordinarily invest substantially all its assets in common stocks or securities convertible into common stocks without regard to quality or rating. Derivative securities, such as warrants, will not be purchased but may be retained if they are received as distributions from the issuers of securities held by the Growth Fund. Investments in warrants will not exceed 5.0% of the Growth Funds's net assets, and investments in warrants not listed on a national securities exchange will not exceed 2.0% of the Growth Fund's net assets.

Lindner Utility Fund. The primary investment objective of the Lindner Utility Fund, a diversified fund, is the production of current income through investments in securities of domestic and foreign public utility companies. Capital appreciation is a secondary investment objective of the Utility Fund.

Lindner Bulwark Fund. The investment objective of the Lindner Bulwark Fund is capital appreciation through investments in undervalued securities and precious metal investments that are believed to have demonstrated a record of capital preservation during periods of economic distress. The Bulwark Fund will seek to invest in sectors and investments intended to protect against the erosion of the value of financial assets. Investments will include securities in companies involved in the production of precious metals and other natural resources and companies which can maintain value in inflationary periods. The Bulwark Fund will also purchase gold, silver and platinum bullion. The Bulwark Fund will also engage in short sales of securities, option and futures transactions and the lending of securities, but will not purchase or invest in warrants. At any time management deems it advisable for temporary defensive purposes or to meet redemptions, the Bulwark Fund may hold all its assets in cash or cash equivalents, which include short-term obligations of the United States government.

The Bulwark Fund intends to operate in a manner that will cause it to be classified as a "non-diversified" investment company, which means that at any time or from time to time the Bulwark Fund may have more than 5% of its total assets invested in securities of a single issuer or corporation, or may have a portfolio investment in securities of a single issuer or corporation that represents more than 10% of the outstanding voting stock of such issuer or corporation.

Lindner/Ryback Small-Cap Fund. The primary investment objective of the Lindner/Ryback Small-Cap Fund, a diversified fund, is capital appreciation. The production of current income, although a factor in portfolio selection, is secondary to the Small-Cap Fund's primary objective. In furtherance of these objectives, the Small-Cap Fund intends to invest substantially all its assets in common stocks or securities convertible into common stocks, and intends to invest at least 65% of its total assets in companies with a market capitalization of less than $750 million. Derivative securities, such as warrants, will not be purchased but may be retained if they are received as distributions from the issuers of securities held by the Small-Cap Fund. Investments in warrants will not exceed 5.0% of the Small-Cap Funds's net assets, and investments in warrants not listed on a national securities exchange will not exceed 2.0% of the Small-Cap Fund's net assets. Under temporary market or economic conditions which the Adviser considers unfavorable to investments in common stocks, the Small-Cap Fund may invest all or any portion of its assets for defensive purposes in short-term United States Government securities.

Lindner International Fund. The primary investment objective of Lindner International Fund is capital appreciation. The production of current income, although a factor in portfolio selection, is secondary to the International Fund's primary objective. The International Fund intends to ordinarily invest at least 65% of its assets in common stocks and securities convertible into or exchangeable for common stocks of companies that are organized and have their principal business activities and interests outside the United States. The International Fund intends to be widely diversified across securities of many corporations located in three or more foreign countries. In appropriate circumstances such as when a direct investment by the International Fund in the securities of a particular country cannot be made or when the securities of an investment company are more liquid than the underlying portfolio securities, the International Fund may, consistent with the provisions of the Investment Company Act of 1940, as amended (the "1940 Act"), invest in the securities of closed-end investment companies that invest in foreign securities.

The International Fund intends to invest principally in the securities of financially strong companies with opportunities for growth within growing international economies and markets through increased earning power and improved utilization or recognition of assets. Investment may be made in equity securities of companies of any size, whether traded on or off a national securities exchange.

Although it is the policy of the International Fund to purchase and hold securities for capital appreciation, current income, or a combination of capital appreciation and current income, changes in the portfolio of the International Fund generally will be made whenever its portfolio manager believes they are advisable. Portfolio changes may result from liquidity needs, securities having reached a price or yield objective, anticipated changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. Because investment changes usually will be made without reference to the length of time a security has been held, a significant number of short-term transactions may result.

To a limited extent, the International Fund may engage in short-term transactions if such transactions further its investment objective. The International Fund may sell one security and simultaneously purchase another of comparable quality or simultaneously purchase and sell the same security to take advantage of short-term differentials in bond yields or otherwise purchase individual securities in anticipation of relatively short-term price gains. The rate of portfolio turnover will not be a determining factor in the purchase and sale of such securities. However, certain tax rules may restrict the International Fund's ability to sell securities in some circumstances when the security has been held for less than three months. Increased portfolio turnover necessarily results in correspondingly higher costs including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities, and may result in the acceleration of taxable gains.

For temporary defensive purposes, when the Advisor considers market or economic conditions to be unfavorable to investments in common stocks, the International Fund may invest all or any portion of its assets for defensive purposes in short-term United States Government securities or in short-term foreign government, government agency and in other government entity securities as well as other investment quality short-term securities including repurchase agreements.

Investment Policies

In addition to the investment objectives and policies disclosed in the Prospectus, the Funds are subject to the following investment policies which are matters of fundamental policy and may not be changed without the approval of the holders of the lesser of (i) 67% of the shares of the applicable Fund present or represented at a meeting if the holders of more than 50% of the outstanding shares are present or represented or (ii) more than 50% of the outstanding shares of the applicable Fund (a "majority" of the outstanding voting securities):

Common Investment Restrictions

      1.    The Funds will not buy securities on margin.

      2.    The Funds will not underwrite securities of other issuers.

      3. The Funds will not invest as a partner or joint venturer in oil, gas or other mineral leases or development or exploration programs.

      4. The Funds will not make loans to other persons, other than loans of portfolio securities; the purchase of a portion of an issue of publicly distributed or Rule 144A Securities, whether or not the purchase was made upon the original issuance of the securities, is not considered the making of a loan.

      5. The Funds will not purchase illiquid securities in excess of 15% of net assets at the time of purchase, or securities whose sale would not be permitted without registration under the Securities Act of 1933 (the "1933 Act"), other than securities qualifying as Rule 144A Securities under the 1933 Act.

      6. Lindner Dividend Fund, Lindner Utility Fund, Lindner/Ryback Small-Cap Fund and Lindner International Fund will not borrow money or issue senior securities, except from banks for temporary or emergency purposes, and not for investment leveraging, provided that borrowing in the aggregate may not exceed 5% of the such Fund's assets (including the amount borrowed) at the time of such borrowing.

      7. Lindner Dividend Fund, Lindner Growth Fund, Lindner Utility Fund, Lindner/Ryback Small-Cap Fund and Lindner International Fund will not invest in companies for the purpose of exercising control, or acquire more than 10% of the voting securities, including securities convertible into voting securities, of any company (3% in the case of other investment companies).

      8. Lindner Dividend Fund, Lindner Growth Fund, Lindner Utility Fund, Lindner/Ryback Small-Cap Fund and Lindner International Fund will not purchase or sell commodities or commodity contracts.

      9. Lindner Dividend Fund, Lindner Growth Fund, Lindner Utility Fund, Lindner/Ryback Small-Cap Fund and Lindner International Fund will not make short sales of securities unless at the time of such short sale such Fund owns or has the right to acquire, as a result of the ownership of convertible or exchangeable securities and without the payment of further consideration, or if such Fund is entitled, subject to approval by a vote of shareholders of the companies involved, to receive as a result of a pending merger or acquisition, an approximately equal amount of such securities, and such Fund will retain securities so long as such Fund is in a short position as to them. In the event that any such merger or acquisition shall fail as a result of non-approval by shareholders, such Fund will cover the short position at the soonest possible time consistent with prudence.

      10. Lindner Dividend Fund, Lindner Growth Fund, Lindner Utility Fund, Lindner/Ryback Small-Cap Fund and Lindner International Fund will not purchase put or call options or combinations thereof.

      11. Lindner Dividend Fund, Lindner Growth Fund, Lindner Bulwark Fund, Lindner/Ryback Small-Cap Fund and Lindner International Fund will not Purchase or sell interests in real estate (including limited partnership interests), other than interests in real estate investment trusts ("REITs") whose shares are listed for trading on a national securities exchange or eligible to be quoted in the Nasdaq Stock Market.

None of Lindner Dividend Fund, Lindner Growth Fund, Lindner Utility Fund or Lindner International Fund, as an operating policy, will invest more than 5% of total assets in securities of unseasoned issuers which, including their predecessors, have been in operation for less than three years. This operating policy is not a fundamental policy and may be changed without the approval of the holders of a majority of outstanding voting securities.

Investment Restrictions Applicable to Certain Funds

Lindner Dividend Fund.  The Dividend Fund will not:

      Make investments in industry segments in excess of the following percentages of the Dividend Fund's total assets, taken at market value at the time of investment:

      Securities concentrated in the same industry ............... 25%

      Securities of electric and gas utilities (subject to
      the 25% limit described above) ............................. 40%

      Securities of one issuer, except United States
      Government obligations .....................................  5%

      Securities of other investment companies ................... 10%

Lindner Growth Fund.  The Growth Fund will not:

      1. Borrow money or issue senior securities other than through bank loans not exceeding 12-1/2% of the value of the Growth Fund's total assets at the time of borrowing (including the amount borrowed), which loans may be secured by not more than 25% of the value of the Growth Fund's assets.

      2. Make investments in industry segments in excess of the following percentages of the Dividend Fund's total assets, taken at market value at the time of investment:

            Securities of companies in the same industry ......... 25%

            Securities of one issuer (except United States
              Government obligations) ............................  5%

            Securities of other investment companies ............. 10%

Lindner Utility Fund.  The Utility Fund will not:

      1. Purchase or sell interests in real estate, including interests in real estate investment trusts.

      2. Make investments in industry segments in excess of the following percentages of the Utility Fund's total assets, taken at market value at the time of investment:

            Securities concentrated in the same industry
            segment (except Utilities, in which, under
            normal circumstances, more than 65% of the
            Utility Fund's assets will be invested) ............... 25%

            Securities of one issuer (other than obligations
            of, or guaranteed by, the United States Government,
            its agencies or instrumentalities) ....................  5%

Lindner Bulwark Fund.  The Bulwark Fund will not:

      1. Borrow money or issue senior securities other than through bank loans in excess of 20% of the Bulwark Fund's total assets (including the amount borrowed) at the time of such borrowing and provided such borrowings are in compliance with the asset coverage requirements of the 1940 Act.

      2. Invest in companies for the purpose of exercising control, but may acquire more than 10% of the voting securities, including securities convertible into voting securities, of any company.

      3. Purchase or sell commodities or commodity contracts, except that not more than 25% of the Bulwark Fund's total assets may be invested in gold, silver and platinum bullion and other precious metals, or option and futures contracts relating thereto.

      4. Purchase illiquid securities totalling more than 15% of its net assets. For purposes of this restriction, illiquid securities include indebtedness of companies originally incurred in connection with a loan from a bank, insurance company or other financial institution, mortgage derivative Interest Only securities and securities whose sale would not be permitted without registration under the 1933 Act, other than securities qualifying as Rule 144A Securities.

      5. Make investments in excess of the following percentages of the Bulwark Fund's total assets, taken at market value at the time of investment:

            Securities concentrated in the same industry,
            except that during the time there has been a
            decline of more than 10% in either the Standard &
            Poor's 500-stock Index or the Nasdaq Composite
            Index from their respective 12-month high points,
            the Bulwark Fund will concentrate its investments
            by investing more than 25% of its total assets
            in securities of domestic and foreign companies
            engaged in the production of precious metals
            or other natural resources ........................... 25%

            Rule 144A Securities ................................. 25%

            Securities of any one issuer, other than
            obligations of, or guaranteed by, the
            United States Government, its agencies
            or instrumentalities .................................  5%

Lindner/Ryback Small-Cap Fund.  The Small-Cap Fund will not:

      Make investments in excess of the following percentages of the Small-Cap Fund's total assets, taken at market value at the time of investment:

      Securities of companies in the same industry .............. 25%

      Rule 144A Securities ...................................... 25%

      Securities of one issuer (except obligations
      of the United States Government, its agencies
      or instrumentalities) .....................................  5%

      Securities issued by real estate investment
      trusts ("REITs") .......................................... 15%

Common Investment Techniques and Types of Securities

High-Risk, High-Yield Lower-Rated Debt Securities. All of the Funds anticipate that a portion of their assets will be invested in lower-rated, high-yield/high-risk securities rated BB or lower by

Standard & Poor's Corporation ("S&P") or Ba or lower by Moody's Investor Service, Inc. ("Moody's") that have poor protection of payment of principal and interest (commonly known as "junk bonds"). See the Appendix to the Prospectus for a description of these ratings. These securities often are considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness. Market prices of these securities may fluctuate more than higher-rated debt securities and may decline significantly in periods of general economic difficulty which may follow periods of rising rates. While the market for high-yield debt securities has been in existence for many years and has weathered previous economic downturns, the market in recent years has experienced a dramatic increase in the large-scale use of such securities to fund highly leveraged corporate acquisitions and restructurings. Accordingly, past experience may not provide an accurate indication of future performance of the high-yield debt securities market, especially during periods of economic recession. These high-yield debt securities are subject to certain risks that may not be present with investments in higher grade securities, including the following:

      --Youth and Growth of High Yield Bond Market. The growth of the high-yield securities market, which is relatively new, paralleled a long economic expansion. Recently, many issuers have been affected by adverse economic and market conditions. It should be recognized that an economic downturn is likely to have a negative effect on the high-yield securities market and on the value of the high-yield securities held by the Funds, as well as on the ability of the issuers to repay principal and interest on their borrowings.

      --Sensitivity to Interest Rate and Economic Changes. Although the prices of high-yield securities may be less sensitive to interest rate changes than higher-rated investments, high-yield securities are generally more sensitive to adverse economic changes or individual corporate developments. During a strong economic downturn or a substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. Accordingly, there could be a higher incidence of default. This would adversely affect the value of such securities and each Fund's net asset value. In addition, if the issuer of a security defaulted, the Funds might incur additional expenses to seek recovery. Periods of economic uncertainty also increase volatility of market prices of high-yield securities and each Fund's resulting net asset value.

      --Payment Expectations. Generally, when interest rates rise, the value of bonds, including high-yield bonds, tends to decrease; when interest rates fall, the value of bonds tends to increase. If an issuer of a high-yield security containing a redemption or call provision exercises either provision in a declining interest rate market, the Funds would have to replace the security, which could result in a decreased return for holders of shares in the Funds.

      Conversely, if the Funds were to experience unexpected net redemptions in a rising interest rate market, they might be forced to sell certain securities, regardless of investment merit. This could result in decreasing the assets to which the Funds' expenses could be allocated and a reduced rate of return for the Funds.

      --Liquidity and Valuation. Lower-rated securities are typically traded among a smaller number of broker-dealers rather than in a broad secondary market. Purchasers of high-yield securities tend to be institutions, rather than individual investors, a factor that further limits the secondary market. To the extent that no established retail secondary market exists, many high-yield securities may not be as liquid as higher-grade bonds. The ability of the Funds to value or sell high-yield securities will be adversely affected to the extent that such securities are thinly traded or illiquid. During such periods, there may be less reliable objective information available and, therefore, the responsibility of the Trust's board of trustees to value high-yield securities becomes more difficult, with judgment playing a greater role.

      --Congressional Proposals. The Financial Institutions Reform, Recovery, and Enforcement Act of 1989 requires savings associations to generally divest of their holdings of high yield securities before July 1, 1994. In addition, Congress has enacted tax legislation that restricts the deductibility of interest expense incurred in certain highly leveraged buy-outs, mergers, and acquisitions. These laws may have a material adverse impact on the market for high yield securities. It cannot be predicted whether additional legislation will be proposed or enacted that could also adversely affect high yield securities.

Since the risk of default is higher for lower-rated securities, the Adviser's research and credit analysis are an integral part of managing securities of this type that are held by the Funds. In considering investments for the Funds, the Adviser attempts to identify those issuers of high-yield securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. The Adviser's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer. In addition, the Funds may chose, at their expense or in conjunction with others, to pursue litigation or otherwise exercise their rights as holders of debt securities if they determine this course of action to be in the best interest of their shareholders.

Foreign Investments. Foreign investments can involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S.

companies, and it may be more difficult to obtain reliable information regarding an issuer's financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than for U.S. investments.

Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers, and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It also may be difficult to enforce legal rights in foreign countries.

Foreign investing also involves political and economic risks. Foreign investments may be adversely affected by actions of foreign governments, including exploration or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency in to U.S. dollars, or other government intervention.
There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. No assurance can be given that the Adviser will be able to anticipate or counter these potential events.

These risks generally are magnified by investments in developing countries. Developing countries may have relatively unstable governments, economies based only a few industries, and securities markets that trade a small number of securities.

The Funds may invest in foreign securities that impose restrictions on transfer within the U.S. or to U.S. persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

American Depository Receipts and European Depository Receipts ("ADRs" and "EDRs") are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a banker or similar financial institution. Designed for use in U.S. and European securities markets, respectively, ADRs and EDRs are alternatives to the purchase of the underlying securities in their national markets and currencies.

Under normal circumstances, Lindner International Fund expects to invest at least 65% of its assets in foreign securities. For Lindner Utility Fund and Lindner Bulwark Fund, holdings in foreign securities will be limited to 35% of each Fund's net assets, including a limit of 10% of each Fund's net assets in securities primarily traded in the markets of any one country.
As an operating policy, Lindner Growth Fund and Lindner/Ryback Small-Cap Fund may invest up to 25% of net assets in foreign securities; however, these limitations are not fundamental policies and may be changed without the consent of the holders of the majority of such Fund's outstanding voting securities.

Securities Lending. The Funds, except for Lindner Utility Fund, may lend securities to parties such as broker-dealers, banks, or institutional investors. The Funds will retain ownership of the securities loaned and, at the same time will earn additional income. Because there may be delays in the recovery of securities loaned, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties whose creditworthiness is deemed satisfactory by the Adviser. In addition, securities loans will only be made if, in the judgment the Adviser, the consideration to be earned from such loans would justify the risk.

The Adviser understands that it is the current view of the SEC staff that the Funds may engage in securities loan transactions only under the following conditions: (1) the Funds must receive 100% collateral in the form of cash, cash equivalents (e.g., U.S. Treasury bills or notes) or other high grade liquid debt instruments from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) exceeds the value of the collateral; (3) after giving notice, the Funds must be able to terminate the loans at any time;
(4) the Funds must receive reasonable interest on the loans or flat fees from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loans and to any increase in market value; (5) the Funds may pay only reasonable custodian fees in connection with the loans; and (6) the Board of Trustees must be able to vote proxies on the securities loaned, either by terminating the loans or by entering into alternative arrangements with the borrower. Cash received through loan transactions may be invested in any security in which the Funds are authorized to invest. Investing this cash subjects that investment, as well as the security loaned, to market risks.

Leverage (Growth Fund and Bulwark Fund). Leveraging creates an opportunity for increased net income and capital appreciation but, at the same time, creates special risk considerations. For example, leveraging may exaggerate changes in the net asset value of a Fund's shares and in the yield on a Fund's portfolio. Although the principal of such borrowings will be fixed, a Fund's assets may change in value during the time the borrowing is outstanding. Leveraging will create interest expense for the Fund which can exceed the income from the assets retained. To the extent the income derived from securities purchased with borrowed funds exceeds the interest a Fund will have to pay, the Fund's net income will be greater than if leveraging were not used. Conversely, if the income from the assets retained with borrowed monies is not sufficient to cover the cost of leveraging, the net income of the Fund will be less than if leveraging were not used, and therefore the amount available for distribution to stockholders as dividends will be reduced.

Borrowing from banks will not exceed 12-1/2% of the Growth Fund's assets or 20% of the Bulwark Fund's assets at the time of borrowing. The Investment Company Act of 1940 requires a Fund to maintain continuous asset coverage (total assets including borrowing minus liabilities excluding borrowings) of 300% of the amount borrowed. If due to market fluctuations or other reasons a Fund's asset coverage falls below this level, the Fund may be required to sell some of its portfolio holdings within three days to reduce debt and restore asset coverage. Any such sale may occur at a time when it is disadvantageous to the Fund to sell securities.

Illiquid Investments. The Dividend Fund, Growth Fund, Bulwark Fund and International Fund may invest up to 15% of their net assets in illiquid investments. Illiquid investments are investments that cannot by sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, the Adviser determines the liquidity of investments and, through reports from the Adviser, the Board monitors trading activity in illiquid investments. In determining the liquidity of investments, the Adviser may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers in the marketplace, (iii) dealer undertakings to make a market, (iv) the nature of the security (including any demand or tender features), and (v) the nature of the marketplace for trades (including the ability to assign or offset a Fund's rights and obligations relating to the investment). Investments currently considered to be illiquid include over-the-counter options, non-government stripped fixed-rate mortgage-backed securities, Interest Only mortgage derivative securities and any other restricted or foreign securities determined by the Adviser to be illiquid. However, with respect to any OTC options that the Bulwark Fund writes, all or a portion of the value of the underlying instrument maybe illiquid depending on the assets held to cover the option and the nature and terms of any agreement the Bulwark Fund may have to close out the option before expiration. In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by the Adviser, subject to review and approval by the Board of Trustees. If through a change in values, net assets, or other circumstances, a Fund were in a position where more than 15% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

Illiquid investments also include loans which the Bulwark Fund may purchase from banks, insurance companies or other financial institutions. The Bulwark Fund may purchase such loans at a discount from the principal amount due, and may purchase all or a portion of such loans. The obligors on such loans may be in reorganization or financial restructuring, creating a risk of default. Such indebtedness will be acquired only after the Adviser makes an independent analysis and evaluation of the credit risks involved and only under circumstances where the original lender or some other financial institution remains obligated to monitor the collateral securing such loan, if any. Indebtedness of this type bears investment risks similar to high yield securities but generally is less liquid. These types of transactions will be included in the 15% limitation described above.

Repurchase Agreements (International Fund only). The International Fund may invest in repurchase and reverse repurchase agreements. A repurchase agreement involves the purchase of a security by the International Fund and a simultaneous agreement (generally by a bank or dealer) to repurchase that security back from the International Fund at a specified price and date or upon demand. This technique offers a method of earning income on idle cash. The repurchase agreement is effectively secured by the value of the underlying security. A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause the International Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, the International Fund may encounter delays and incur costs in liquidating the underlying security. The International Fund will not invest in repurchase agreements maturing in more than seven days.

Investment Techniques and Types of Securities Applicable to Lindner Bulwark
Fund

Indexed Securities. The Bulwark Fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities also may have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, currency, commodity or other instrument to which they are indexed, and also may be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies.

Short Sales. The Bulwark Fund may seek to hedge investments or realize additional gains through short sales. The Bulwark Fund may make short sales, which are transactions in which the Bulwark Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Bulwark Fund must borrow the security to make delivery to the buyer. The Bulwark Fund then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Bulwark Fund. Until the security is replaced, the Bulwark Fund is required to repay the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Bulwark Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. The Bulwark Fund also will incur transaction costs in effecting short sales.

The Bulwark Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Bulwark Fund replaces the borrowed security. The Bulwark Fund will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased by the amount of the premium, dividends, interest or expenses the Bulwark Fund may be required to pay in IF connection with a short sale.

No securities will be sold short if, after giving effect to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the Bulwark Fund's net assets. The Bulwark Fund similarly will limit its short sales of the securities of any single issuer if the market value of the securities of that issuer that have been sold short by the Bulwark Fund would exceed two percent (2%) of the value of the Bulwark Fund's net assets or if such securities would constitute more than (2%) of any class of the issuer's securities.

Until the Bulwark Fund replaces a borrowed security in connection with short sales, the Bulwark Fund will: (a) maintain daily a segregated account containing cash or U.S. Government securities, at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and
(ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short; or (b) otherwise cover its short position.

In addition, the Bulwark Fund also may make short sales "against the box," i.e., when a security identical to one owned by the Bulwark Fund is borrowed and sold short. If the Bulwark Fund enters into a short sale against the box, it is required to segregate securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and is required to hold such securities while the short sale is outstanding. The Bulwark Fund will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box.

Limitations on Futures and Options Transactions. The Bulwark Fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission ("CFTC") and the National Futures Association, which regulate trading in the futures markets, before engaging in any purchases sales of futures contracts, or options on futures contracts, gold, silver, platinum or other precious metals. Pursuant to Section 4.5 of the regulations under the Commodity Exchange Act, such notice of eligibility must include the representation that the Bulwark Fund will use futures contracts and related options for bona fide hedging purposes within the meaning of and intent of CFTC regulations, provided that the Bulwark Fund may hold positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions if the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the Bulwark Fund's net assets (after taking into account unrealized profits and unrealized losses on any such positions) and that in the case of an option that is in-the-money at the time or purchase, the in-the-money amount may be excluded from such 5%.

In addition to the above limitations, the Bulwark Fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the Bulwark Fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the Bulwark Fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets; (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the Bulwark Fund would exceed 5% of the Bulwark Fund's total assets; or (d) enter into any futures contract or option on a futures contract if, as a result, the sum of initial margin deposits on futures contracts and related options and premiums paid for options on futures contracts the Bulwark Fund has purchased, after taking into account unrealized profits and losses on such contracts, would exceed 5% of the Bulwark Fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

The Bulwark Fund currently intends to treat the value of any over-the-counter option it purchases as illiquid for the purposes of its investment limits. Similarly, for any over-the-counter option it writes, the Bulwark Fund will treat as illiquid the value of the option's underlying instrument; however, if the Bulwark Fund has a guaranteed right to close out the option with a primary U.S. government securities dealer, only the maximum price of the closing transaction minus the amount the option is in-the-money will be considered illiquid.

The above limitations on the Bulwark Fund's investments in futures contracts and options, and the Bulwark Fund's policies regarding futures contracts and options discussed elsewhere in this Statement of Additional Information, are not fundamental policies and may be changed as regulatory agencies permit.

Futures Contracts. When the Bulwark Fund purchases a futures contract, it agrees to purchase a specified underlying instrument or precious metal at a specified future date. When the Bulwark Fund sells a futures contract, it agrees to sell the underlying instrument or precious metal at a specified future date. The price at which the purchase and sale will take place is fixed when the Bulwark Fund enters into the contract. Some currently available future contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities or precious metal prices, such as the Standard & Poor's 500 Composite Stock Price Index ("S&P 500") or gold. Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.

The value of a futures contract tends to increase and decrease in tandem with value of its underlying instrument or precious metal. Therefore, purchasing futures contracts will tend to increase the Bulwark Fund's exposure to positive and negative price fluctuations in the underlying instrument or precious metal, much as if it had purchased the underlying instrument or precious metal directly. When the Bulwark Fund sells a futures contract, by contrast, the value of its futures position will tend to offset both positive and negative market price changes, much as if the underlying instrument or precious metal has been sold.

Futures Margin Payments. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument or precious metal unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant ("FCM"), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of the Bulwark Fund's investment limitations. In the event of the bankruptcy of the FCM that holds margin on behalf of the Bulwark Fund, the Bulwark Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Bulwark Fund.

Purchasing Put and Call Options. By purchasing a put option, the Bulwark Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Bulwark Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The Bulwark Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Bulwark Fund will lose the entire premium it paid. If the Bulwark Fund exercises the option, it completes the sale of the underlying instrument at the strike price. The Bulwark Fund also may terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs.)

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if the underlying prices do not rise sufficiently to offset the cost of the option.

Writing Put and Call Options. When the Bulwark Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Bulwark Fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. When writing an option on a futures contract the Bulwark Fund will be required to make margin payments to the FCM as described above. The Bulwark Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option the Bulwark Fund has written, however, the Bulwark Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to segregate assets to cover its position.

If the underlying prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer also will profit, because it should be able to close out the option at a lower price. If the underlying prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates the Bulwark Fund to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if the underlying prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in the underlying price increases.

Combined Positions. The Bulwark Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Bulwark Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Correlation of Price Changes. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match the Bulwark Fund's current or anticipated investments exactly. The Bulwark Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Bulwark Fund's other investments.

Options and futures prices also can diverge from the prices of their underlying instruments or precious metals, even if the underlying instruments or precious metals match the Bulwark Fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument or precious metal, and the time remaining until expiration of the contract, which may not affect the security or the precious metal prices the same way. Imperfect correlation also may result from: differing levels of demand in the options and futures markets and the securities or precious metal markets, structural differences in how options and futures and securities or precious metal are traded, or imposition of daily price fluctuation limits or trading halts. The Bulwark Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities or precious metal it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities or precious metals, although this may not be successful in all cases. If price changes in the Bulwark Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Liquidity of Options and Futures Contracts. No assurance can be given that a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument or precious metal's current price. In addition, exchanges may establish daily price fluctuation limits for options and future contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Bulwark Fund to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the Bulwark Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Bulwark Fund's access to other assets held to cover its options or futures positions also could be impaired.

OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter options i.e., options not traded on exchanges ("OTC options"), generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the Bulwark Fund greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. The risk of illiquidity also is greater with OTC options, since these options generally can be closed out only by negotiation with the other party to the option.

Asset Coverage for Futures and Options Positions. The Bulwark Fund will comply with guidelines established by the Securities and Exchange Commission with respect to coverage of options and futures by mutual funds, and if the guidelines so require will segregate cash and appropriate high-grade liquid debt assets in the amount prescribed. Segregated securities cannot be sold while the futures or option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Bulwark Fund's assets could impede portfolio management or the Bulwark Fund's ability to meet redemption requests or other current obligations.

Precious Metals. In addition to its investments in securities, the Bulwark Fund may invest up to 25% of its total assets in precious metals, such as gold, silver, platinum, and palladium, and precious metal options and futures. The prices of precious metals are affected by broad economic and political conditions, but are less subject to local and company-specific factors than securities of individual companies. As a result, precious metals and precious metal options and futures may be more or less volatile in price than securities of companies engaged in precious metals-related businesses. The Bulwark Fund may purchase precious metals in any form, including bullion and coins, provided that the Adviser intends to purchase only those forms of precious metals that are readily marketable and that can be stored in accordance with custody regulations applicable to mutual funds. The Bulwark Fund may incur higher custody and transaction costs for precious metals than for securities. Also, precious metals investments do not pay income. As a further limit on precious metals investment, under current federal tax law, gains from selling precious metals may not exceed 10% of the Bulwark Fund's annual gross income. This tax requirement could cause the Bulwark Fund to hold or sell precious metals, securities, options or futures when it would not otherwise do so.

The value of the Bulwark Fund's investment may be affected by changes in the price of gold and other precious metals. Gold has been subject to substantial price fluctuations over short periods of time and may be affected by un predictable international monetary and other governmental policies, such as currency devaluations or revaluations; economic and social conditions within a country; trade imbalances; or trade or currency restrictions between countries. Since much of the world's known gold reserves are located in South Africa, political and social conditions there may pose certain risks to the Bulwark Fund's investments. For instance, social upheaval and related economic difficulties in South Africa could cause a decrease in the share values of South African issuers.

General

There is no assurance that the Funds' objectives will be met or that there will not be substantial losses in any given investment. Also, at anytime, the value of each Fund's shares may be more or less than the investor's cost.

III.  MANAGEMENT OF THE TRUST

   The Officers and Trustees of the Trust are listed below, together with information regarding their principal business occupations during at least the past five years and their ages. Each of the Trustees of the Trust was elected as a trustee at the inception of the Trust in 1993 and has served continuously since that date.


                     Position(s)
                     Held With      Principal Occupation(s)
Name and Address     The Trust      During Past 5 Years                      Age
Doug T. Valassis*    Chairman       Since 1993, Chairman and Director        43
520 Lake Cook Road,  of the         of the Trust.  Chairman and Treasurer
Suite 325            Board and      of the Adviser since 1992.  President
Deerfield, IL 60015  Trustee        and Chief Executive Officer of
                                    Franklin Enterprises, Inc.,
                                    a private investment firm, for more
                                    than last five years.

Eric E. Ryback*      President      Since 1993, Trustee and President        43
7711 Carondelet Ave. and Trustee    of the Trust.  President and a
Suite 700                           Director of the Adviser since 1992.
St. Louis, MO 63105                 Prior to 1993 and for more than five
                                    years was Vice President of Lindner
                                    Fund, Inc. ("LFI") and Lindner Dividend
                                    Fund, Inc. ("LDFI") and Vice President
                                    of Lindner Management Corporation
                                    ("LMC"), the prior investment adviser
                                    to LFI and LDFI.

Robert A. Lange      Senior Vice    Served for more than past five           51
7711 Carondelet      President      years as Senior Vice President of
Suite 700                           LFI, LDFI and, prior to 1993, LMC.
St. Louis, MO 63105                 Since 1993, serves as Senior Vice
                                    President of the Trust and the Adviser.

                                         22

Brian L. Blomquist   Admin. Vice    Served for more than past five           36
7711 Carondelet Ave. President      years as Administrative Vice
Suite 700            Secretary and  President and Secretary
St. Louis, MO 63105  Treasurer      of LFI, LDFI and, prior to 1993
                                    LMC.  Since 1993, has served as Vice
                                    President - Operations, Treasurer
                                    and Assistant Secretary of the Adviser
                                    and as Administrative Vice President,
                                    Secretary and Treasurer of the Trust.

Lawrence G. Callahan Vice President Vice President of LFI and LDFI from      34
7711 Carondelet Ave.                1992 to 1995.  Previously served
Suite 700                           as research assistant to LFI and
St. Louis, MO 63105                 LDFI for more than five years.  Since
                                    1993, serves as Vice President of the
                                    Trust and the Adviser.

Terence P. Fitzgerald    Trustee    Senior Counsel of The May Department     40
6641 Waterman                       Stores since April 1993; Vice
St. Louis, MO 63130                 President of May Realty, Inc., from
                                    April 1990 until April 1993.

Marc P. Hartstein        Trustee    For more than five years has been        42
3 Middlebrook Lane                  employed by Anheuser-Busch, Inc.,
St. Louis, MO 63141                 and is currently serving as Assistant
                                    to the Vice President, Field Sales.
                                    Also owns Hart Communications, Inc., a
                                    research, strategic planning and image
                                    development firm.

Donald J. Murphy         Trustee    For more than past five years,           52
970 E. Deerpath Rd.                 has served as President and Chief
Lake Forest, IL  60045              Executive Officer of Murcom Financial,
                                    Ltd., a private investment firm.

Robert L. Byman          Trustee    Partner in the laws firm of Jenner       49
Jenner & Block                      & Block, Chicago, Illinois, for more
One IBM Place                       than the past five years
Chicago, IL 60611

Peter S. Horos           Trustee    Investment Manager, Allstate Life        46
All State                           Insurance Company, Northbrook,
All State Plaza                     Illinois, for more than the past five
Northbrook, IL 60062                years.

Dennis P. Nash           Trustee    Vice President, Nellis Feed Company,     44
Nellis Feed Company                 a feed ingredient broker, for more
899 Skokie Blvd.                    than the past five years.
Northbrook, IL 60062

*  Messrs. Ryback and Valassis are interested persons of the Funds, as defined by the
Investment Company Act of 1940.

Compensation

   During the most recently completed fiscal year, Trustees of Lindner Investments received the following compensation from all of the mutual funds managed by the Adviser:

                                       Aggregate Remuneration
Name and Capacity in which             Received from the Trust
Remuneration was Received              With Respect to All Funds
--------------------------             -------------------------
Robert L. Byman, Trustee                       $  750
Terrence P. Fitzgerald, Trustee                 7,975
Marc P. Hartstein, Trustee                      9,775
Peter S. Horos, Trustee                         1,200
Donald J. Murphy, Trustee                       8,700
Dennis P. Nash, Trustee                           975
Eric E. Ryback,
  Trustee and President                          -0-
Doug T. Valassis,
  Trustee and Chairman                           -0-

There are no pension or retirement benefit plans or programs in effect for Trustees of the Trust or any other mutual fund managed by the Adviser. No officers of the Trust or any other mutual fund managed by the Adviser receive any renumeration from the Trust or such other mutual fund as officers or employees of the Trust or of any such other mutual funds.

IV.  CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Shareholders of each Fund will vote by series except as otherwise required by the Investment Company Act of 1940. Matters affecting an individual series include, but are not limited to, the investment objectives, policies and restrictions of that series. Shares have no subscription, preemptive or conversion rights. Shares do not have cumulative voting rights when voting on the election of Trustees. Therefore, the holders of more than 50% of the aggregate number of shares of all series of the Trust may elect all the Trustees.

   At September 18, 1995, no person beneficially owned, either directly or indirectly, more than 25% of the voting securities of the Trust or any Fund, nor had the Trust or any Fund or any other person acknowledged or asserted the existence of control over the Trust or any Fund, nor had there been any adjudication under the Investment Company Act of 1940 that control over the Trust or any Fund exists. In addition, at September 18, 1995, no person owned of record or was known by the Trust to own of record or beneficially 5% or more of any series of the Trust.

   As of September 18, 1995, the officers and Trustees of the Trust, as a group, owned the following amounts of shares in each Fund:

      Name of                 No. of
       Fund                   Shares      % of Total

      Lindner Dividend Fund          85,349 shs. 0.12%
      Lindner Growth Fund           101,392 shs. 0.17%
      Lindner Utility Fund           14,033 shs. 0.97%
      Lindner Bulwark Fund           43,522 shs. 0.62%
      Lindner/Ryback Small-Cap Fund  29,649 shs. 1.86%
      Lindner International Fund     18,298 shs.41.53%

V.  INVESTMENT ADVISORY AND OTHER SERVICES

(a)  Controlling Persons

The Funds' Adviser, Ryback Management Corporation, is controlled by three irrevocable trusts u/t/a dated October 14, 1992 (the "Valassis Trusts"), which as of June 30, 1994, held 90% of the voting securities of the Adviser. The Valassis Trusts are investment entities formed for the benefit of the members of the George Valassis family. Mr. Doug T. Valassis is a co-Trustee of the Valassis Trust and serves as the Chairman of the Board of Directors of the Adviser. The other co-Trustees of the Valassis Trust are Edward W. Elliott, Jr., and D. Craig Valassis. The officers of the Funds also serve as officers of the Adviser. See "Management of the Funds".

(b)  Services Provided by Adviser

Under the Advisory Contracts, the Adviser provides the Funds with investment advisory services, office space, and personnel, and the Adviser pays the salaries and fees of the Funds' officers and directors who are interested persons of the Funds and all personnel rendering clerical services relating to the Funds' investments. The Adviser also pays all promotional expenses of the Funds, including the printing and mailing of the prospectus to other than current shareholders. The Funds pay all other costs and expenses including interest, taxes, fees of directors who are not interested persons of the Funds, other fees and commissions of every kind, administrative expenses directly related to the issuance and redemption of shares including expenses of registering or qualifying shares for sale, charges of custodians, transfer agents, and registrars, costs of printing and mailing reports and notices to shareholders, auditing services and legal services, and other expenses not expressly assumed by the Adviser.

(c)  Adviser Compensation

LINDNER DIVIDEND FUND

   The Advisory Contract for Lindner Dividend Fund requires payment of a quarterly fee at the annualized rate of 7/10 of 1% of the average net assets of the Dividend Fund not in excess of $50 million, 6/10 of 1% of the Dividend Fund's average net assets in excess of $50 million and up to $200 million and 5/10 of 1% of the Dividend Fund's average net assets in excess of $200 million. For purposes of computing the quarterly fee, the

Dividend Fund's average net assets are calculated by dividing the sum of the Dividend Fund's net assets at the beginning and end of each month in the fiscal quarter by six. For the four months ended June 30, 1995 and the fiscal years ended February 28 (or 29, as applicable), 1995, 1994, and 1993, the Dividend Fund paid advisory fees of $3,096,798, $8,309,088, $6,743,800 and $2,868,307, respectively.

LINDNER GROWTH FUND

The Advisory Contract for Lindner Growth Fund requires payment of a basic fee of 0.7% per annum of the first $50 million of average net assets of the Growth Fund, plus 0.6% of the next $350 million and 0.5% of the excess over $400 million, subject to increase or decrease (performance bonus or penalty) depending on the Growth Fund's investment performance compared with the investment record of the Standard & Poor's 500 Stock Composite Index. Investment performance of the Growth Fund means the sum of the change in its net asset value during the fiscal year and the value of dividends and capital gains distributions per share accumulated to the end of the fiscal year, expressed as a percentage of net asset value per share at the beginning of the fiscal year. In computing the investment performance of the Growth Fund and the investment record of the Index, distributions of realized capital gains by the Growth Fund, dividends paid by the Growth Fund out of its investment income, and all cash distributions of the Companies whose stocks comprise the Index, are treated as reinvested.

                               Fee Schedule for Growth Fund

If the Growth Fund's            First $50      Next $350     Excess Over
performance exceeds the          Million        Million      $400 Million
Index by:                       of Assets      of Assets       of Assets

  more than 12% .................  0.9%           0.8%           0.7%
  more than 6% but less than 12%.  0.8%           0.7%           0.6%
  less than 6% ..................  0.7%           0.6%           0.5%

If the Growth Fund's
performance falls below
the Index by:

  less that 6% ..................  0.7%           0.6%           0.5%
  more than 6% but less that 12%.  0.6%           0.5%           0.4%
  more than 12% .................  0.5%           0.4%           0.3%

   The maximum fee possible, assuming maximum performance, is 0.9% of the first $50 million of average net assets, 0.8% of the next $350 million, and 0.7% of the excess over $400 million. The smallest fee possible, assuming poorest performance, is 0.5% of the first $50 million of average net assets, 0.4% of the next $350 million, and 0.3% of the excess over $400 million.
The basic fee may be increased or decreased, in accordance with the foregoing formula, during a particular year despite the fact that (1) there may be no change in the Index, if there is an increase or decrease in the net asset value per share of the Growth Fund of at least 6%, or (2) there may be no change in the net asset value per share of the

                                    26
Growth Fund, if there is an increase or decrease in the Index of at least 6%. The Growth Fund's average net assets is the sum of the net assets exclusive of any accrued performance bonus or penalty at the beginning and end of each month of the fiscal year, divided by twenty-four. The net fee is accrued monthly. In partial payment of amounts so accrued, the Adviser is entitled to receive quarterly installments of 1/10 of 1% of average net assets toward the annual fee, subject to the foregoing expense limitation applied on a quarterly basis; the excess, if any, of the annual fee over the quarterly installments is payable annually, within thirty days after receipt of the Accountant's Report for the Growth Fund's fiscal year. For the fiscal years ended June 30, 1995, 1994, and 1993, the Growth Fund paid advisory fees of $6,453,586, $7,778,757 and $5,956,695, respectively.

For both the Dividend Fund and the Growth Fund, the Adviser is required to reimburse the Fund for any excess of annual operating and management expenses, exclusive of taxes and interest but including the Adviser's compensation, over 1-1/2% of the first $30,000,000 of the Fund's average net assets plus 1% of average net assets in excess of $30,000,000 for any fiscal year. Any excess over the expense limitation is paid by the Adviser monthly.

LINDNER UTILITY FUND, BULWARK, SMALL-CAP and INTERNATIONAL FUNDS

The Advisory Contract for Lindner Utility Fund and Lindner/Ryback Small-Cap Fund require payment of a monthly fee equal to 1/12th of the sum of the products obtained by multiplying (i) the average net assets of each Fund not in excess of $50,000,000 by 0.7%; the average net assets of the applicable Fund in excess of $50,000,00 but not in excess of $200,000,000 by 0.6%; and the average net assets of the applicable Fund in excess of $200,000,000 by 0.5%. For purposes of these calculations, average net assets of each Fund is deemed to be the applicable daily net asset value averaged for each calendar month.

The Advisory Contracts for Lindner Bulwark Fund and Lindner International Fund require payment of a monthly fee equal to 1/12th of the product obtained by multiplying the average net assets of the Fund by 1.0%.

Under each Advisory Contract for these Funds, the Adviser is required to reimburse each Fund for any excess of annual operating and management expenses relating to each Fund, exclusive of taxes and interest but including the Adviser's compensation, over the most stringent expense limitation imposed by state law or regulation for any fiscal year. Any excess over the expense limitation is paid by the Adviser monthly.

   The following table summarizes the advisory fees paid by the Funds (or the predecessor funds to the Dividend Fund and the Growth Fund) during the fiscal year ended June 30, 1995, except as noted. No expense reimbursement has been required of the Adviser for the fiscal year ended June 30, 1995, except for Lindner International Fund, which the Adviser reimbursed $3,786 during the fiscal year ended June 30, 1995.

                                      Fiscal Year or Period Ended June 30,
                                      ------------------------------------
Fund Name                                  1995        1994       1993
                                           ----        ----       ----
Lindner Utility Fund ..................  $206,377   $ 40,094(1)   N/A
Lindner Bulwark Fund ..................   653,096     50,220(2)   N/A
Lindner/Ryback Small-Cap Fund .........    46,111      9,496(3)   N/A
Lindner International Fund ............     1,108(4)    N/A       N/A

(1) October 4, 1993 to June 30, 1994.
(2) February 11, 1994 to June 30, 1994.
(3) January 24, 1994 to June 30, 1994.
(4) January 1, 1995 to June 30, 1995.


(d)  Agency Agreement with Adviser

Under the Agency Agreement, Ryback Management maintains shareholder records and keeps such accounts, books, records, or other documents as the Funds are required to keep under federal or state laws. Ryback Management also acts as stock registrar, transfer agent and dividend disbursing agent, issues and redeems the Funds' shares, mails the Funds' prospectuses and proxy statements to the Funds' shareholders, and disburses dividend payments. For the predecessor funds to the Dividend Fund and the Growth Fund, the Adviser provided these services for a fee that, until January 31, 1995, was the lesser of (a) $0.50 per shareholder account per month or (b) an amount determined by multiplying the ratio of the Fund's net assets to the total assets under management by the sum of the salaries, employment taxes and fringe benefits of the Adviser's employees engaged predominantly in processing transactions in Fund shares plus the expenses associated with the computer system used to maintain the Fund's shareholder records. Effective February 1, 1995, this fee was increased for the predecessor funds to the Dividend Fund and the Growth Fund to $0.75 per shareholder account per month. For all series of the Trust, Ryback Management provides these services for a fee of $0.75 per shareholder account per month.

The Agency Agreement may be terminated by the Funds or Ryback Management upon 60 days' notice. The Agency Agreement is also automatically terminated if it (1) is not approved by a majority of the Trust's trustees and a majority of the Trust's disinterested trustees upon the annual renewal date of the Agreement, which must be not later than December 31 of each year, or
(2) is assigned in whole or in part by Ryback Management. If the Agency Agreement is terminated for either of the foregoing reasons, the Trust's trustees will cause the Funds to enter into a stock transfer and dividend disbursing agency agreement with an unrelated party upon such terms and conditions as can be obtained at that time.

   The following table summarizes the fees paid by the Funds (or the the predecessor funds to the Dividend Fund and the Growth Fund) under the Agency Agreement during the fiscal years ended June 30, 1994, 1993 and 1992, except as noted:

                                    Fiscal Year or Period Ended June 30,
                                    ------------------------------------
Fund Name                               1995        1994        1993
                                        ----        ----        ----
Lindner Dividend Fund (1) ..........  $243,118    $471,976    $327,481
Lindner Growth Fund ................   465,913     352,619     233,600
Lindner Utility Fund ...............    13,094       6,903(2)    N/A
Lindner Bulwark Fund ...............    22,261       1,312(3)    N/A
Lindner/Ryback Small-Cap Fund ......     4,049       1,099(4)    N/A
Lindner International Fund .........       122(5)     N/A        N/A

(1) Four months ended June 30, 1995 and fiscal years ended February 28, 1995 and 1994.
(2) October 4, 1993 to June 30, 1994.
(3) February 11, 1994 to June 30, 1994.
(4) January 24, 1994 to June 30, 1994.
(5) January 1, 1995 to June 30, 1995.

(e)   Custodians and Independent Auditors

Star Bank, N.A.("Star Bank"), 425 Walnut Street, Cincinnati, Ohio 45202, acts as custodian of all cash and domestic securities of the Funds. Star Bank receives a monthly fee based on monthly average net assets of all Funds equal to .00015 for the first $700,000,000, plus .000075 of the next $500,000,000, plus .00006 of the amount in excess of $3,000,000,000, which fee is allocated among the Funds on the basis of their net asset values.

The Chase Manhattan Bank, N.A. ("Chase"), 4 Chase MetroTech, 18th Floor, Brooklyn, NY 11245, serves as the Funds' custodian of foreign securities and precious metals. Chase charges custodian fees on a sliding scale depending on the countries in which each Fund is invested. The fees include transaction charges ranging from $30 to $125 plus safekeeping fees ranging from 10/100 of 1% to 42/100 of 1% per annum, based upon the portfolio market value of foreign securities in each country as of the close of business on the last business day of each quarter. Precious metal safekeeping charges are based on the amount being stored, while charges for options and futures contracts are made on a per transaction basis.

Deloitte & Touche LLP, independent auditors, One City Centre, St. Louis, Missouri 63101, audits the Funds' annual financial statements.

VI.  BROKERAGE ALLOCATION

Placement of the Funds' orders to buy and sell portfolio securities is the responsibility of the Adviser. Such decisions are made for the Adviser by its President, Eric E. Ryback, Senior Vice President, Robert A. Lange, or Vice President, Lawrence G. Callahan. Policies underlying the allocation of brokerage are subject to review by the Trust's Board of Trustees. In the allocation of such orders and the resulting commissions, the following factors are considered:

      --The Adviser's past experience, in dealing with various brokers, of attaining the Funds' objectives of good execution at the most favorable price;

      --The services furnished by the broker in providing price quotations;

      --The allocation to the Funds of desired underwritten securities;

      --The part, if any, played by the broker or dealer in bringing the security involved to the Adviser's attention and providing information, research and analysis with respect thereto;

      --Assistance in the sale of Fund shares, provided that execution of orders is satisfactory and that commission rates are competitive with those available from other brokers; and

      --Commission rates (see discussion below).

It is the policy of each Fund to secure, consistent with good execution, the highest possible price on sales and the lowest possible price on purchases of securities. Since brokers are compensated through commissions for services described above and since commissions may be paid at varying rates, sales even at the highest possible price may not yield the maximum possible net proceeds and purchases even at the lowest possible price may not be made at the lowest possible overall cost.

As permitted by section 28(e) of the Securities Exchange Act of 1934, commissions paid to brokers for effecting securities transactions may exceed the commission which another broker would have charged for effecting such transactions, if the Adviser has determined in good faith that such charges are reasonable in view of quotation or research services provided by such broker. Research services that may be provided to the Funds by a broker include calling attention to a stock and providing information about the operations of companies over and above that published in investment manuals. The receipt of quotation services from a broker relieves the Adviser of certain expenses which it would otherwise incur. Any information and analysis received from brokers supplements the Adviser's activities and facilities, but does not reduce its expenses. The Adviser's authority to incur such fees is subject to policy review by the Trust's Board of Trustees. Advice provided by brokers may be used by the Adviser in servicing clients other than the Funds.

The Funds and their Adviser do not consider their facilities to be adequate for the conduct of over-the-counter trading and believe that better execution can usually be obtained through utilization of brokers rather than direct dealing with primary market makers. Thus, except for those instances in which the Funds deal directly with a primary market maker, the Funds pay both the dealer's mark-up or mark-down and the broker's commission. This practice has resulted and will continue to result in greater costs to the Funds.

   During the fiscal year or period ended June 30, 1995, the total brokerage commissions paid by the Funds (or the predecessor funds to the Dividend Fund and the Growth Fund) to brokers and dealers because of research services provided are summarized below:

                                         Commissions
Fund Name                                   Paid        Transactions
---------                                -----------    ------------
Lindner Dividend Fund (1) ..........    $  312,789      $133,048,026
Lindner Growth Fund ................     2,547,343       578,568,394
Lindner Utility Fund ...............       147,144        44,363,782
Lindner Bulwark Fund ...............       236,104        51,541,879
Lindner/Ryback Small-Cap Fund ......        30,165         4,156,347
Lindner International Fund (2)......           0                 0

(1) Four months ended June 30, 1995.
(2) January 1, 1995 to June 30, 1995.

   The following table lists the total amount of brokerage commissions paid by each Fund during each of the last three fiscal years ended June 30, 1995 (for the four months ended June 30, 1995, in the case of the Dividend Fund):

                                    Fiscal Year or Period Ended June 30,
                                    ------------------------------------
Fund Name                                1995        1994        1993
                                         ----        ----        ----
Lindner Dividend Fund ..............  $  420,663  $  992,756  $1,081,617
Lindner Growth Fund ................   2,997,919   3,496,761   1,416,751
Lindner Utility Fund ...............     265,287      38,216(1)   N/A
Lindner Bulwark Fund ...............     575,002      58,504(2)   N/A
Lindner/Ryback Small-Cap Fund ......      79,406      18,494(3)   N/A
Lindner International Fund .........         0(4)       N/A       N/A

(1) October 4, 1993 to June 30, 1994
(2) February 11, 1994 to June 30, 1994
(3) January 24, 1994 to June 30, 1994
(4) January 1, 1995 to June 30, 1995

Under normal circumstances, each Fund's portfolio turnover rate is anticipated to be less than 75% per year, except that the International Fund may have an annual portfolio turnover rate in excess of 100% (but the Adviser does not expect this rate to exceed 150%).

VII.  PURCHASE, REDEMPTION AND PRICING OF SECURITIES

As stated in the Prospectus, the Funds determine its current net asset value at the close of trading on each business day on which at least one of the following markets is open: New York Stock Exchange, American Stock Exchange, or the Nasdaq Stock Market. Net asset value is calculated by dividing the value of each Fund's securities, plus any cash and other assets (including dividends and interest accrued but not collected) less all liabilities (including accrued expenses) by the total number of shares outstanding.

Investments in securities traded on a national securities exchange or quoted on the Nasdaq National Market System are valued at the last reported sales price as of the close of the New York Stock Exchange.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the mean between the last reported bid and asked prices. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Securities and assets for which quotations are not readily available are valued at fair value as determined in good faith by or pursuant to procedures established by the Trustees.

The value of foreign securities is converted into U.S. dollars at the rate of exchange prevailing on the valuation date. Purchases and sales of foreign securities as well as income and expenses related to such securities are converted at the prevailing rate of exchange on the respective dates of such transactions.

Each Fund may, to the extent permitted by its investment restrictions, have positions in portfolio securities for which market quotations are not readily available. It may be difficult to determine precisely the fair market value for such investments and there may be a range of values which are reasonable at any particular time. Fair value in such instances will be determined in good faith by the Board of Trustees of Lindner Investments and based upon such factors as are deemed relevant under the circumstances, including the financial condition and operating results of the issuer, recent third party transactions (actual or proposed) relating to such securities and, in extreme cases, the liquidation value of the issuer.

Shares are offered to the public at the price set forth in the Prospectus, pursuant to written application as specified in the Prospectus (see "Purchase of Shares and Shareholder Inquiries"). In the event that the Funds issue their shares in exchange for other securities, such other securities will meet the applicable Fund's investment objectives and policies, will be acquired for investment and will be liquid securities (i.e., not restricted as to transfer by law or liquidity of market) that have a readily ascertainable market value.

Following is a specimen price make-up sheet showing as of June 30, 1994, the computation of total offering price per unit, using the basis set forth in the Prospectus for valuation of each Fund's portfolio securities and other assets.

                                 SPECIMEN PRICE MAKE-UP SHEET
                                         June 30, 1995

                                                                                    Lindner/Ryback  Lindner
                              Lindner        Lindner      Lindner        Lindner      Small-Cap    Internat'l
                          Dividend Fund   Growth Fund   Utility Fund  Bulwark Fund      Fund         Fund
Securities at Market     $1,901,013,930  $1,455,726,581  $17,009,577  $55,831,610    $6,621,300     $198,591

Cash and other assets,
 including accrued income    29,498,242      10,516,059      827,692   25,580,593     1,274,673      132,850
   Total Assets           1,930,512,172   1,466,242,640   17,837,269   81,412,303     7,895,973      331,441
Liabilities, including
 accrued expenses            27,591,703      20,058,366      255,632   16,361,833        28,618       36,315
   Net Assets            $1,902,920,469  $1,446,184,274  $17,581,637  $65,050,470    $5,280,235     $295,126
                          =============   =============   ==========   ==========     =========      =======
Number of Shares
    Outstanding              73,201,922      61,976,612    1,631,862    9,179,307     1,439,629       32,456
Net Asset Value, Offering
 and Redemption price
 per share                       $26.00          $23.33       $10.77        $7.09         $5.46        $9.09
                                  =====           =====        =====         ====          ====         ====



VIII.  ADDITIONAL PERFORMANCE INFORMATION

The Funds may from time to time include their "average annual total return" in communications to present or prospective investors. "Average annual total return" is the annual percentage change in an investment in the applicable Fund over a stated period of time.

Each Fund will compute average annual total return using the following formula:

                               P(1+T)n = ERV
      where:
      P     =     a hypothetical initial payment of $1,000
      T     =     average annual total return
      n     =     number of years
      ERV   =     ending redeemable value of a hypothetical $1,000 payment
                  made at the beginning of the 1, 5 or 10 year period at the end of the 1, 5 or 10 year period

In making the above-described computation, each Fund will assume that all dividends and capital gains distributions by the Fund are reinvested at the Fund's net asset value per share on the reinvestment date. The Funds do not have sales loads or other charges payable by all shareholders that could affect their calculations of average annual total return.

The total return for each Fund (or its predecessor) is provided in the table below, computed for the periods shown:

                                          Average Annual Total Return for
                                        Year or Period Ended June 30, 1995
                                       -----------------------------------
                            Life of                                   Life
                              Fund                                     of
Fund Name                  (in months)  1 year   5 years   10 years   Fund
---------                  -----------  ------   -------   --------   ----
Lindner Dividend Fund         N/A      11.81%   12.88%     11.83%     N/A
Lindner Growth Fund           N/A      14.89%   10.17%     12.19%     N/A
Lindner Utility Fund          N/A      12.51%     N/A       N/A     12.95%
Lindner Bulwark Fund          N/A       0.10%     N/A       N/A      2.53%
Lindner/Ryback Small-Cap Fund N/A      14.32%     N/A       N/A      9.52%
Lindner International Fund(1)  6         N/A      N/A       N/A      1.00%

(1) January 1, 1995 to June 30, 1995.

Average annual total return is an historical measure of performance and is not necessarily indicative of a Fund's future performance. Such measurement will vary from time to time depending upon numerous factors, including without limitation market conditions, the composition of each Fund's portfolio and operating expenses. These factors should be considered when evaluating each Fund's performance.

IX.   FINANCIAL STATEMENTS:

   The report of Deloitte & Touche LLP, independent auditors, and the financial statements of Lindner Investments, which are contained in the Lindner Investments Annual Report to Shareholders for the fiscal year ended June 30, 1995, previously sent to shareholders of Lindner Investments pursuant to Section 30(d) of the Investment Company Act of 1940 and previously filed with the Securities and Exchange Commission, are hereby incorporated by reference into this Statement of Additional Information. Lindner Investments will furnish a copy of such Annual Report to Shareholders, without charge, upon request made to Brian L. Blomquist, Secretary of Lindner Investments, 7711 Carondelet Avenue, Suite 700, St. Louis, Missouri 63105 (telephone: 314-727-5305).

                                  PART C
                             OTHER INFORMATION

Item 24.  Financial Statement and Exhibits

(a)   Financial Statements:
      (1) * Statements of Assets and Liabilities as of June 30, 1995
      (2) * Schedules of Investments as of June 30, 1995
      (3) * Statements of Operations for the period ended June 30, 1995
      (4) * Statements of Changes in Net Assets for the period ended June
            30, 1995
      (5) * Financial Highlights for the period ended June 30, 1995
      (6) * Report of Deloitte & Touche LLP, independent auditors.
      * Incorporated by reference in Part B from Registrant's Annual Report to Shareholders for the fiscal year ended June 30, 1995.

(b)   Exhibits:
      (1)  Declaration of Trust, dated July 19, 1993
      (2)  Bylaws
      (3)  None
      (4)  None
      (5) (a) Advisory and Service Contract, dated as of September 23, 1993, between the Registrant and Ryback Management Corporation relating to the Lindner Utility Fund and the Lindner/Ryback Small-Cap Fund
           (b) Advisory and Service Contract, dated as of September 23, 1993, between the Registrant and Ryback Management Corporation relating to the Lindner Bulwark Fund
           (c) Advisory and Service Contract, dated as of December 28, 1994, between the Registrant and Ryback Management Corporation relating to the Lindner International Fund
           (d) Advisory and Service Contract, effective as of June 28, 1995, between the Registrant and Ryback Management Corporation relating to the Lindner Dividend Fund
           (e) Advisory and Service Contract, effective as of June 28, 1995, between the Registrant and Ryback Management Corporation relating to the Lindner Growth Fund
      (6)  None
      (7)  None
      (8) (a) Custody Agreement between the Registrant and Star Bank, N.A., dated December 7, 1994
           (b) Global Custody Agreement between the Registrant and Chase Manhattan Bank, N.A., dated September 28, 1993
      (9) Agency Agreement, dated September 23, 1993, between the Registrant and Ryback Management Corporation, as amended on August 18, 1994
      (10) Opinion of Dykema Gossett PLLC, counsel for the Registrant (including consent)
      (11)  Consent of Deloitte & Touche LLP
      (12)  None
      (13) Purchase Agreements, dated as of August 25, 1993, between the Registrant and the shareholders of Ryback Management Corporation
      (14)  None
      (15)  None
      (16)  None
      (27)  Financial Data Schedules for each Series (EDGAR filing only)

Item 25.  Persons Controlled by or Under Common Control with Registrant.

      Not applicable.

Item 26.  Number of Holders of Securities

      The following table sets forth information as to all record holders of Registrant's securities as of September 25, 1995:

                                                  Number of
       Title of Class                           Record Holders
Lindner Dividend Fund, shares of beneficial
      interest, par value $0.01 per share.......    78,864
Lindner Growth Fund, shares of beneficial
      interest, par value $0.01 per share.......    60,253
Lindner Utility Fund, shares of beneficial
      interest, par value $0.01 per share.......     1,305
Lindner Bulwark Fund, shares of beneficial
      interest, par value $0.01 per share.......     2,051
Lindner/Ryback Small-Cap Fund, shares of
      beneficial interest, par value $0.01
      per share.................................       540
Lindner International Fund, shares of
      beneficial interest, par value $0.01
      per share.................................        49


Item 27.  Indemnification

      The Declaration of Trust and Bylaws of the Registrant contain provisions covering indemnification of the officers and trustees. The following are summaries of the applicable provisions.

      The Registrant's Declaration of Trust provides that every person who is or has been a trustee, officer, employee or agent of the Registrant and every person who serves at the trustees request as director, officer, employee or agent of another enterprise will be indemnified by the Registrant to the fullest extent permitted by law against all liabilities and against all expenses reasonably incurred or paid by him in connection with any debt, claim, action, demand, suit, proceeding, judgment, decree, liability or obligation of any kind in which he becomes involved as a party or otherwise or is threatened by virtue of his being or having been a trustee, officer, employee or agent of the Registrant or of another enterprise at the request of the Registrant and against amounts paid or incurred by him in the compromise or settlement hereof.

      No indemnification will be provided to a trustee or officer: (i) against any liability to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("disabling conduct"); (ii) with respect to any matter as to which he shall, by the court or other body by or before which the proceeding was brought or engaged, have been finally adjudicated to be liable by reason of disabling conduct;

(iii) in the absence of a final adjudication on the merits that such trustee or officer did not engage in disabling conduct, unless a reasonable determination based upon a review of the facts that the person to be indemnified is not liable by reason of such conduct, is made by vote of a majority of a quorum of the trustees who are neither interested persons nor parties to the proceedings, or by independent legal counsel, in a written opinion.

      The rights of indemnification may be insured against by policies maintained by the Registrant, will be severable, will not affect any other rights to which any trustee, officer, employee or agent may now or hereafter be entitled, will continue as to a person who has ceased to be such trustee, officer, employee, or agent and will inure to the benefit of the heirs, executors and administrators of such a persons; provided, however, that no person may satisfy any right of indemnity or reimbursement except out of the property of the Registrant, and no other person will be personally liable to provide indemnity or reimbursement (except an insurer or surety or person otherwise bound by contract).

      Article XIV of the Registrants Bylaws provides that the Registrant will indemnify each trustee and officer to the full extent permitted by applicable federal, state and local statutes, rules and regulations and the Declaration of Trust, as amended from time to time. With respect to a proceeding against a trustee or officer brought by or on behalf of the Registrant to obtain a judgment or decree in its favor, the Registrant will provide the officer or trustee with the same indemnification, after the same determination, as it is required to provide with respect to a proceeding not brought by or on behalf of the Registrant.

      This indemnification will be provided with respect to an action, suit proceeding arising from an act or omission or alleged act or omission, whether occurring before or after the adoption of Article XIV of the Registrant's Bylaws.

Item 28.  Business and Other Connections with Investment Advisor

      Information concerning the business, profession, vocation, or employment of a substantial nature during the past two fiscal years of each officer and director of the Adviser that also serves as an officer and/or director of the Registrant (i.e., Messrs. Eric E. Ryback, Robert A. Lange, Brian L. Blomquist, Lawrence G. Callahan, and Doug T. Valassis) is set forth in Part B of this Registration Statement under the heading "Management of the Trust." The following chart summarizes the business, profession, vocation, or employment of a substantial nature in which each other officer and director of the Adviser is or has been engaged at any time during the past two fiscal years:

                    Position       Business, Profession,
Name                with Adviser   Vocation, or Employment
----                ------------   -----------------------
D. Craig Valassis      Director    Executive Vice President of Franklin
                                   Enterprises, Inc., a private investment
                                   firm located at 1400 N. Woodward Ave.,
                                   Suite 270, Bloomfield Hills, MI  48304

Robert Miller          Director    Vice President and Controller of
                                   Franklin Enterprises, Inc.

Edward W. Elliott, Jr. Director    Vice Chairman and Chief Financial
                                   Officer of Franklin Enterprises, Inc.

Item 29.  Principal Underwriters

      Not applicable.

Item 30.  Location of Accounts and Records

      All accounts and records required to be maintained by the Registrant are maintained by the transfer agent, Ryback Management Corporation, 7711 Carondelet Avenue, P.O. Box 11208, St. Louis, Missouri 63105.

Item 31.  Management Services

      There are no management-related service contracts not discussed in Part A or Part B of this Registration Statement.

Item 32.  Undertakings

      Registrant undertakes to furnish to each person to whom a prospectus is delivered a copy of Registrant's latest Annual Report to Shareholders, upon request and without charge.

      Registrant undertakes to call a meeting of shareholders for the purpose of voting upon the questions of removal of a trustee or trustees if requested to do so by the holders of at least 10% of Registrant's outstanding shares. Registrant will stand ready to assist shareholder communications in connection with any meeting of shareholders as prescribed in Section 16(c) of the Investment Company Act of 1940.

                                SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Clayton, and State of Missouri, on the 28th day of September, 1995.

                        LINDNER INVESTMENTS

                        By: /S/ ERIC E. RYBACK
                           Eric E. Ryback, President

      Pursuant to the requirements of the Securities Act of 1933, this Amendment has been signed below by the following persons in the capacities indicated on September 28, 1995.


 /S/ DOUG T. VALASSIS                 Chairman and Trustee
Doug T. Valassis

 /S/ ERIC E. RYBACK                   President and Trustee
Eric E. Ryback                        (Principal Executive Officer)

 /S/ BRIAN L. BLOMQUIST               Vice President- Operations
Brian L. Blomquist                    Secretary and Treasurer
                                      (Principal Financial and
                                      Accounting Officer)

            *
Robert L. Byman                       Trustee

            *
Terence P. Fitzgerald                 Trustee

            *
Marc P. Hartstein                     Trustee

            *
Peter S. Horos                        Trustee


            *
Donald J. Murphy                      Trustee

            *
Dennis P. Nash                        Trustee

*Executed on behalf of the indicated person by the undersigned, pursuant to power of attorney previously filed and incorporated herein by reference.

By: /S/ ERIC E. RYBACK
   Eric E. Ryback, Attorney-in-fact

                               EXHIBIT INDEX

Exhibit

(1)   Declaration of Trust, dated July 19, 1993
(2)   Bylaws
(3)   None
(4)   None
(5)   (a)   Advisory and Service Contract, dated as of September 23, 1993, between the Registrant and Ryback Management Corporation
            relating to the Lindner Utility Fund and the Lindner/Ryback
            Small-Cap Fund
      (b)   Advisory and Service Contract, dated as of September 23, 1993, between the Registrant and Ryback Management Corporation
            relating to the Lindner Bulwark Fund
      (c)   Advisory and Service Contract, dated as of December 28, 1994, between the Registrant and Ryback Management Corporation
            relating to the Lindner International Fund
      (d)   Advisory and Service Contract, effective as of June 28, 1995, between the Registrant and Ryback Management Corporation
            relating to Lindner Dividend Fund
      (e)   Advisory and Service Contract, effective as of June 28, 1995, between the Registrant and Ryback Management Corporation
            relating to the Lindner Growth Fund
(6)   None
(7)   None
(8)   (a)   Custody Agreement between the Registrant and Star Bank, N.A., dated December 7, 1995
      (b)   Global Custody Agreement between the Registrant and Chase
            Manhattan Bank, N.A., dated September 28, 1993
(9) Agency Agreement, dated September 23, 1993, between the Registrant and Ryback Management Corporation, as amended on August 18, 1994, between the Registrant and Ryback Management Corporation
(10) Opinion of Dykema Gossett PLLC, counsel for the Registrant (including consent)
(11)  Consent of Deloitte & Touche LLP
(12)  None
(13) Purchase Agreements, dated as of August 25, 1993, between the Registrant and the shareholders of Ryback Management Corporation
(14)  None
(15)  None
(16)  None
(27)  Financial Data Schedules for each Series (EDGAR filing only)